JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

617-663-3000

September 14, 2017

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Variable Insurance Trust (“JHVIT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on October 19, 2017 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of three series or funds of JHVIT — Core Strategy Trust, Value Trust, and American New World Trust (each, an “Acquired Fund” and, together, the “Acquired Funds”) — will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of that Acquired Fund into the corresponding JHVIT fund listed below (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) (each, a “Reorganization” and, together, the “Reorganizations”):

Acquired Fund	Acquiring Fund

Core Strategy Trust	Lifestyle Growth PS Series

Value Trust	Mid Cap Index Trust

American New World Trust	Emerging Markets Value Trust

The Reorganizations

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will be liquidated and terminated. As a result, each shareholder of each Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of an Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization.

In the Reorganization, holders of Series I, Series II, and Series NAV shares of Core Strategy Trust and Value Trust will receive Series I, Series II, and Series

NAV shares, respectively, of the corresponding Acquiring Fund. Holders of Series I, Series II, and Series III shares of American New World Trust will receive Series I, Series II, and Series NAV shares, respectively, of Emerging Markets Value Trust.

For certain variable annuity insurance contracts that currently invest in Series II shares of Core Strategy Trust, it is expected that, after the Reorganization, John Hancock Life Insurance Company (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series II shares with Series I shares issued by Lifestyle Growth PS Series having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

For certain variable life insurance contracts that currently invest in Series I shares of American New World Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares with Series NAV shares issued by Emerging Market Value Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on October 27, 2017.

The Board has approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund.

With respect to each Acquired Fund, the Reorganization is intended to result in a combined Acquiring Fund that has the same or lower total annual fund operating expenses and stronger prospects for growth and potential opportunities for economies of scale than the Acquired Fund. The Core Strategy Trust merger is intended to combine similarly managed funds; the American New World Trust merger is proposed to address that fund’s low asset levels and limited growth prospects; and the Value Trust merger is intended to address changes in that fund’s current portfolio management.

With respect to the Reorganization of each of Core Strategy Trust and Value Trust, the Reorganization is intended to result in a combined Acquiring Fund that has the same or lower effective management fees than the Acquired Fund. American New World Trust operates as a feeder fund that invests all of its assets in its master fund, New World Fund, a series of American Funds Insurance Series (the “Master Fund”). Although the Reorganization of American New World Trust will result in an Acquiring Fund with higher effective management fees than those of

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the Master Fund (which fees American New World Trust indirectly bears), each class of shares of Emerging Markets Value Trust to be received in the Reorganization has lower Rule 12b-1 distribution fees than the corresponding classes of shares of American New World Trust, which more than offsets the increase in effective management fees.

The value of your investment will not be affected by the applicable Reorganization. Furthermore, the Reorganizations are not expected to be taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of the Acquired Funds. With respect to the Reorganization of Value Trust and American New World Trust, the expenses of the Reorganization will be borne entirely by the applicable Acquired Fund because each such Acquired Fund is expected to benefit from lower expenses and the potential for improved performance. With respect to the Reorganization of Core Strategy Trust, the expenses of the Reorganization will be borne by John Hancock Investment Management Services, LLC, the investment advisor of each Fund other than American New World Trust (“JHIMS”) because JHIMS is expected to benefit from reducing the number of similar funds that it manages. If any of the Reorganizations is not consummated, the expenses of that Reorganization will be paid by JHIMS.

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Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock USA and John Hancock NY are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHVIT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds that are attributable to your contracts as of August 21, 2017, the record date for the Meeting. John Hancock USA and John Hancock NY will vote all shares of each Acquired Fund owned by such companies and attributed to such contracts in proportion to the voting instructions with respect to that fund timely received from owners of contracts participating in separate accounts registered under the 1940 Act.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHVIT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has voted in favor of each proposed Reorganization and recommends that you give voting instructions FOR its approval, as applicable.

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In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by the close of business on October 18, 2017. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

For John Hancock USA variable annuity contracts:	(800) 344-1029

For John Hancock USA variable life contracts:	(800) 827-4546

For John Hancock NY variable annuity contracts:	(800) 551-2078

For John Hancock NY variable life contracts:	(888) 267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Assistant Secretary
John Hancock Variable Insurance Trust

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JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

617-663-3000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Core Strategy Trust, Value Trust, and American New World Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Core Strategy Trust, Value Trust, and American New World Trust (each, an “Acquired Fund” and, together, the “Acquired Funds”), each a separate series or fund of John Hancock Variable Insurance Trust (“JHVIT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on October 19, 2017 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Core Strategy Trust into Lifestyle Growth PS Series. (Only shareholders of Core Strategy Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the reorganization of Value Trust into Mid Cap Index Trust. (Only shareholders of Value Trust will vote on Proposal 2)

Proposal 3	Approval of Agreement and Plan of Reorganization providing for the reorganization of American New World Trust into Emerging Markets Value Trust. (Only shareholders of American New World Trust will vote on Proposal 3)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote FOR each Proposal, as applicable.

Approval of each proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund. Each shareholder of record at the close of business on August 21, 2017 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

/s/ Christopher Sechler
Christopher Sechler Assistant Secretary September 14, 2017 Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street, Boston, Massachusetts 02210-2805, 617-663-3000

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (“JHVIT”) of proxies to be used at a Special Meeting of Shareholders of JHVIT to be held at 601 Congress Street, Boston, Massachusetts 02210, on October 19, 2017, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of three series or funds of JHVIT listed below (each, an “Acquired Fund” and, together, the “Acquired Funds”), will separately be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization into corresponding JHVIT fund listed below (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) (each, a “Reorganization” and, together, the “Reorganizations”).

Acquired Fund	Acquiring Fund

Core Strategy Trust	Lifestyle Growth PS Series

Value Trust	Mid Cap Index Trust

American New World Trust	Emerging Markets Value Trust

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganizations. Please read it carefully and retain it for future reference.

JHVIT’s Annual Report to Shareholders contains additional information about the investments of the Acquired and Acquiring Funds, as well as discussions of the market conditions and investment strategies that significantly affected the Funds during the fiscal year ended December 31, 2016.

For additional information regarding the Acquired and Acquiring Funds, see the JHVIT Prospectus dated May 1, 2017, as supplemented (File Nos. 2-94157 and 811-04146), and JHVIT’s Annual Reports for the period ended December 31, 2016 (File No. 811-04146). The JHVIT Prospectus and the audited financial statements in the Annual Report are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Acquired and Acquiring Funds. A Statement of Additional Information dated September 14, 2017 (File No. 333-219364) relating to this Proxy Statement/Prospectus (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and also is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHVIT dated May 1, 2017, as supplemented (the “JHVIT SAI”) (File Nos. 2-94157 and 811-04146), insofar as it relates to the Acquired and Acquiring Funds. Copies of the Annual Report and the

SAI, which will be accompanied by copies of the JHVIT SAI, may be obtained without charge by writing to JHVIT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/Prospectus, references to information found or included in the SAI include information found or included in the JHVIT SAI. Contract holders having any questions regarding either Reorganization should call the appropriate toll free number listed below:

For John Hancock USA variable annuity contracts:	(800) 344-1029

For John Hancock USA variable life contracts:	(800) 827-4546

For John Hancock NY variable annuity contracts:	(800) 551-2078

For John Hancock NY variable life contracts:	(888) 267-7784

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is September 14, 2017.

The Reorganization

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of the Acquiring Fund issued in a Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization, which is expected to be on or about October 27, 2017 (the “Exchange Date”).

In the Reorganization, holders of Series I, Series II, and Series NAV shares of Core Strategy Trust and Value Trust will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund. Holders of Series I, Series II, and Series III shares of American New World Trust will receive Series I, Series II, and Series NAV shares, respectively, of Emerging Markets Value Trust.

For certain variable annuity insurance contracts that currently invest in Series II shares of Core Strategy Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by Lifestyle Growth PS Series having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

For certain variable life insurance contracts that currently invest in Series I shares of American New World Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares with Series NAV shares issued by Emerging Market Value Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that fund as of the close of regularly scheduled trading on the NYSE on October 27, 2017. All share classes of each Acquired Fund will vote in the aggregate and not by class. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

General

JHVIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of this reference facility may be obtained by calling the SEC at 1-202-551-8090); at the Northeast Regional Office (3 World Financial Center, New York, New York 10281); and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Such materials also are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

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INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated August 21, 2017 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held.

JHVIT.    JHVIT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHVIT currently offers 70 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other funds of JHVIT that operate as funds of funds. Shares of JHVIT also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans, but currently are not offered to such investors.

Investment Management.    John Hancock Investment Management Services, LLC (“JHIMS” or the “Advisor”) serves as investment advisor to each of the Acquired and Acquiring Funds, except for American New World Trust. Pursuant to an Amended and Restated Advisory Agreement with JHVIT on behalf of the Acquired and Acquiring Funds, except for American New World Trust, dated September 26, 2008, JHIMS is responsible for, among other things, administering the business and affairs of each of the Acquired and Acquiring Funds, except for American New World Trust, and selecting, contracting with, compensating and monitoring the performance of any investment subadvisor that manages the investment of the assets of the applicable Funds pursuant to subadvisory agreements.

American New World Trust does not have an investment adviser and invests solely in a master fund, New World Fund, a series of American Funds Insurance Series (the “Master Fund”), which is managed by Capital Research and Management Company (“CRMC”). The address of CRMC is 333 South Hope Street, 55th Floor, Los Angeles, California, 90071.

Dimensional Fund Advisors LP (“DFA”) serves as investment subadvisor to Emerging Markets Value Trust. DFA’s address is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Invesco Advisers, Inc. (“Invesco”) serves as investment subadvisor to Value Trust. Invesco’s address is 1555 Peachtree Street, N.E., Atlanta, Georgia, 30309.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“JHAM (NA)”) serves as investment subadvisor to Core Strategy Trust, Lifestyle Growth PS Series, and Mid Cap Index Trust. JHAM (NA)’s address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM (US)”) serves as investment subadvisor to Core Strategy Trust and Lifestyle Growth PS Series. JHAM (US)’s address is 197 Clarendon Street, Boston, Massachusetts 02116.

JHIMS, CRMC, DFA, Invesco, JHAM (NA), and JHAM (US) are registered with the SEC as investment advisers under the Investment Advisers Act of 1940, as amended.

JHIMS also provides to JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight, as well as services related to the office of the Chief Compliance Officer.

The Distributor.    John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATIONS

The following is a summary discussion of the form and consequences of, and the reasons for, the Reorganizations.

Board Approval and General Description of the Reorganizations

At an in-person meeting held June 20-22, 2017, all of the Trustees in attendance, including all the Trustees in attendance comprising a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHVIT, the Advisor, the subadvisors, or JH Distributors (the “Independent Trustees”), approved the Plan providing for the Reorganization of each Acquired Fund into its corresponding Acquiring Fund. Each Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

Shares Issued in the Reorganizations

As a result of each Reorganization, shareholders of an Acquired Fund will become shareholders of the corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”).

In the Reorganization, holders of Series I, Series II, and Series NAV shares of Core Strategy Trust and Value Trust will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Funds. Holders of Series I, Series II, and Series III shares of American New World Trust will receive Series I, Series II, and Series NAV shares, respectively, of Emerging Markets Value Trust.

Certain Post-Reorganization Exchanges

For certain variable annuity insurance contracts that currently invest in Series II shares of Core Strategy Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by Lifestyle Growth PS Series having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

For certain variable life insurance contracts that currently invest in Series I shares of American New World Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares with Series NAV shares issued by Emerging Market Value Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Reasons for the Reorganizations

The Board has approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund.

With respect to each Acquired Fund, the Reorganization is intended to result in a combined Acquiring Fund that has the same or lower total annual fund operating expenses and stronger prospects for growth and economies of scale than the Acquired Fund. On a pro forma basis, each class of each resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are the same as or lower than those of the Acquired Fund share classes exchanged in the Reorganization. The Core Strategy Trust merger is intended to combine similarly managed funds; the American New World Trust merger is proposed to address that fund’s low asset levels and limited growth prospects; and the Value Trust merger is intended to address changes in that fund’s current portfolio management.

With respect to the Reorganization of each of Core Strategy Trust and Value Trust, the Reorganization is intended to result in a combined Acquiring Fund that has the same or lower effective management fees than the Acquired Fund. American New World Trust operates as a feeder fund that invests all of its assets in the Master Fund. Although the Reorganization of American New World Trust will result in an Acquiring Fund with higher effective management fees than those of the Master Fund (which fees American New World Trust indirectly bears), each class of shares of Emerging Markets Value Trust to be received in the Reorganization has lower Rule 12b-1 distribution fees than the corresponding classes of shares of American New World Trust, which more than offsets the increase in effective management fees.

The factors that the Board considered in deciding to approve each Reorganization are discussed below under “Information About the Reorganizations — Board Consideration of the Reorganizations.”

Tax Consequences

None of the Reorganizations is expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of each Acquired Fund. See “Information About the Reorganizations — Federal Income Tax Consequences.”

Portfolio Re-Positioning

Immediately preceding each Reorganization, the Acquired Fund may, in certain situations, not comply with its investment policies due to the need to make changes to its portfolio to facilitate the Reorganization. The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares” in the JHVIT Prospectus.

Prior to the Reorganization: (a) Core Strategy Trust anticipates that it will not sell any of its investments and will transfer all of its securities to Lifestyle Growth PS Series; (b) Value Trust anticipates that it will sell approximately 96% of its investments and invest the proceeds of such sales in securities in which Mid Cap Index Trust invests; and (c) American New World Trust anticipates that it will sell all of its investments. Each of Value Trust and American New World Trust reserves the right not to proceed in this manner and may manage its portfolio in anticipation of the Reorganization in a different manner. As noted above, such transactions may cause a Fund to not comply with its investment policies. Sales of portfolio securities by Value Trust are expected to result in brokerage commissions or other transaction costs of approximately $243,420 (0.05% of the Fund’s net assets). American New World Trust will not incur any brokerage commissions in connection with such sales.

Reorganization Expenses

With respect to the Reorganization of Value Trust and American New World Trust, the expenses of the Reorganization will be borne entirely by the applicable Acquired Fund because each such Acquired Fund is expected to benefit from lower expenses and the potential for improved performance. With respect to the Reorganization of Core Strategy Trust, the expenses of the Reorganization will be borne by JHIMS because it is expected to benefit from reducing the number of similar funds that it manages. If any of the Reorganizations is not consummated, the expenses of that Reorganization will be paid by JHIMS.

The aggregate estimated expenses of each Reorganization (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies), and the expected reduction in net asset value per share (in parentheses) are as follows: approximately $146,519 (less than $0.01 per share), borne by JHIMS, with respect to Core Strategy Trust; approximately $313,067 (approximately $0.01 per share) with respect to Value Trust; and approximately $58,835 (less than $0.01 per share) with respect to American New World Trust.

Proposal 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF CORE STRATEGY TRUST INTO LIFESTYLE GROWTH PS SERIES

Shareholders of Core Strategy Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Lifestyle Growth PS Series (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

As outlined in the chart below, the Acquired and Acquiring Funds have similar investment objectives and strategies. The following is a summary of the similarities and differences between the funds’ investment policies.

Each fund operates as a “fund of funds,” i.e., it seeks to achieve its investment objective by investing in other investment companies. Both funds seek long-term growth of capital as an investment objective, with current income also a consideration. Both funds normally allocate 70% of their assets to equity underlying funds and 30% to fixed-income underlying funds, including exchange-traded funds (“ETFs”). Both funds may invest directly in equity and fixed-income securities. Both funds may invest in derivatives, and both funds may invest in other types of investments, as described under “Other Permitted Investments by the Funds of Funds.”

Core Strategy Trust may vary its target allocation by 10% in either direction, whereas the subadvisor for Lifestyle Growth PS Series may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.

Core Strategy Trust	Lifestyle Growth PS Series
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund as of December 31, 2016:

$3,621,234,848	$3,091,014,921

Investment Advisor:

JHIMS

Investment Subadvisors:

JHAM (US) and JHAM (NA)

Core Strategy Trust	Lifestyle Growth PS Series
(Acquired Fund)	(Acquiring Fund)

Investment Objectives:

Seeks long term growth of capital. Current income is also a consideration.	To seek long-term growth of capital. Current income is also a consideration.

Principal Investment Strategies:

Under normal market conditions, the fund invests in other funds of JHVIT and other investment companies (including exchange-traded funds (“ETFs”)) (“Underlying Funds”) as well as other types of investments, see “Other Permitted Investments by the Funds of Funds.” The fund invests approximately 70% of its total assets in equity securities and Underlying Funds that invest primarily in equity securities (“Equity Investments”) and approximately 30% of its total assets in fixed-income securities and Underlying Funds that invest primarily in fixed-income securities (“Fixed-Income Investments”).

The fund may also invest in various Underlying Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying

The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.

Core Strategy Trust	Lifestyle Growth PS Series
(Acquired Fund)	(Acquiring Fund)

Funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic and international securities.

Variations in the target percentage allocations between Equity Investments and Fixed-Income Investments are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 70% of assets in Equity Investments and 30% of assets in Fixed-Income Investments, the fund may have an equity/fixed-income allocation of 80%/20% or 60%/40%. Variations beyond the permissible deviation range of 10% are not permitted except that, in light of market or economic conditions, the subadvisor may determine that the normal percentage limitations should be exceeded to protect the fund or to achieve the fund’s investment objective.

The fund is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the fund will be directed to the Underlying Fund that most deviates from target. Quarterly, the subadvisor may also rebalance the fund’s Underlying Funds to maintain target allocations. The subadvisor may from time to time adjust the percent of assets invested in any specific Underlying

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.

Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, U.S. and foreign government issued, domestic and international securities.

Core Strategy Trust	Lifestyle Growth PS Series
(Acquired Fund)	(Acquiring Fund)

Fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the fund’s assets subject to the management of a particular Underlying Fund subadvisor. In addition, changes may be made to reflect fundamental changes in the investment environment.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other type of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds’ subadvisors. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

When purchasing shares of other JHVIT funds, the fund only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:

•  To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

•  To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;

•  To manage the effective maturity or duration of the securities of the fund or an underlying fund; and

•  To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.

The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Core Strategy Trust	Lifestyle Growth PS Series
(Acquired Fund)	(Acquiring Fund)
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Temporary Defensive Investing.    During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds as Funds of Funds

Credit and counterparty risk.    The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Cybersecurity risk.    Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk.    Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk.    The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Exchange-traded funds risk.    An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Fixed-income securities risk.    A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Fund of funds risk.    The fund is subject to risks related to: (i) the underlying funds’ performance, expenses, and ability to meet their investment objectives; (ii) properly rebalancing assets among underlying funds and different asset classes; (iii) layering of fees of the underlying funds; and (iv) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to underlying funds advised by the subadvisor and/or other affiliated subadvisors.

Hedging, derivatives, and other strategic transactions risk.    Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund may utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.

Investment company securities risk.    A fund bears underlying fund fees and expenses indirectly.

Liquidity risk.    The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Particular Risks of Core Strategy Trust as a Fund of Funds

Hedging, derivatives, and other strategic transactions risk; other specific transactions.    Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, credit default swaps, and interest-rate swaps. Foreign currency forward contracts and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Large company risk.    Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Short sales risk.    In a short sale, a fund pays interest on the borrowed security. The fund will lose money if the security price increases between the short sale and the replacement date.

Particular Risks of Lifestyle Growth PS Series as a Fund of Funds

Commodity risk.    Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded notes risk.    An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

PS Series Asset Transfer Risk.    Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) are offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock USA and John Hancock NY (collectively, the “John Hancock Issuers”).

The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the JHVIT Lifestyle PS Series and Bond Trust,

another series of JHVIT, through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond Trust when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the JHVIT Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

Target allocation risk.    Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal Risks of investing in the Underlying Funds

The principal risks of investing in the underlying funds include:

Underlying Fund Risks Common to Both Funds

Convertible securities risk.    The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk.    The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Cybersecurity risk.    Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk.    Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk.    The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Exchange-traded funds risk.    An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Fixed-income securities risk.    A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Foreign securities risk.    Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk.    Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.

Index management risk.    Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or sector risk.    When a fund focuses on one or more industries or sectors of the economy, its performance may be largely driven by industry or sector performance and could fluctuate more widely than if the fund were invested more evenly across industries or sectors.

Initial public offerings risk.    IPO share prices are frequently volatile and may significantly impact fund performance.

Large company risk.    Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk.    The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk.    Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk.    Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk.    Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Short sales risk.    In a short sale, a fund pays interest on the borrowed security. The fund will lose money if the security price increases between the short sale and the replacement date.

Small and mid-sized company risk.    Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Underlying Fund Risks Particular to Core Strategy Trust

Hedging, derivatives, and other strategic transactions risk; other specific transactions.    Derivatives and other strategic transactions that the fund intends to utilize, along with specific additional associated risks, if any, include: foreign currency forward contracts, credit default swaps, and interest-rate swaps. Foreign currency forward contracts and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Technology companies risk.    Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors.

Utilities sector risk.    Utilities companies’ performance may be volatile due to variable fuel, service, and financing costs, conservation efforts, government regulation, and other factors.

Underlying Fund Risks Particular to Lifestyle Growth PS Series

Advance trade estimate risk.    The JHVIT Lifestyle PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. John Hancock USA and John Hancock NY (the “John Hancock Issuers”) have provided the JHVIT Lifestyle PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle PS Series’ portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle PS Series will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle PS Series will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle PS shares, there can be no assurance that the prices paid by the JHVIT Lifestyle PS Series will be better than if the JHVIT Lifestyle PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle PS Series will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle PS Series are less than estimated, the JHVIT Lifestyle PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the JHVIT Lifestyle PS Series are less than estimated, the JHVIT Lifestyle PS Series may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle PS Series expenses and adversely affect the performance of the JHVIT Lifestyle PS Series.

* * *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2016 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, each class of shares of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are the same as those of the respective Acquired Fund share classes exchanged in the Reorganization.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

In the Reorganization, holders of Series I, Series II, and Series NAV shares of Core Strategy Trust will receive Series I, Series II, and Series NAV shares, respectively, of Lifestyle Growth PS Series.

For certain variable annuity insurance contracts that currently invest in Series II shares of Core Strategy Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by Lifestyle Growth PS Series having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise. See “Information About the Reorganizations — Other Matters Regarding Certain Contract Holders of Series II Shares.”

Annual Fund Operating Expenses (12-month period ended 12/31/16)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share		Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Acquired fund fees and expenses[1]	Total annual fund operating expenses[2]
(1) Core Strategy Trust
(Acquired Fund)	Series I	0.04%	0.05%	0.02%	0.55%	0.66%[2]
	Series II	0.04%	0.25%	0.02%	0.55%	0.86%[2]
	Series NAV	0.04%	0.00%	0.02%	0.55%	0.61%[2]

(2) Lifestyle Growth PS Series
(Acquiring Fund)	Series I	0.04%	0.05%	0.02%	0.55%	0.66%[2]
	Series II	0.04%	0.25%	0.02%	0.55%	0.86%[2]
	Series NAV	0.04%	0.00%	0.02%	0.55%	0.61%[2]

(3) Lifestyle Growth PS Series
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	0.04%	0.05%	0.02%	0.55%	0.66%
	Series II	0.04%	0.25%	0.02%	0.55%	0.86%
	Series NAV	0.04%	0.00%	0.02%	0.55%	0.61%

1.	“Acquired fund fees and expenses” are based on indirect net expenses associated with each Fund’s investments in underlying investment companies.

2.	The “Total annual fund operating expenses” shown may not correlate to a Fund’s ratios of expenses to average net assets shown in the “Financial highlights” section, which does not include “Acquired fund fees and expenses.”

Examples:    The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) Core Strategy Trust (Acquired Fund)	Series I	$67	$211	$368	$822
	Series II	$88	$274	$477	$1,061
	Series NAV	$62	$195	$340	$762
(2) Lifestyle Growth PS Series (Acquiring Fund)	Series I	$67	$211	$368	$822
	Series II	$88	$274	$477	$1,061
	Series NAV	$62	$195	$340	$762
(3) Lifestyle Growth PS Series (Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$67	$211	$368	$822
	Series II	$88	$274	$477	$1,061
	Series NAV	$62	$195	$340	$762

Portfolio Turnover. Each of the Acquired and Acquiring Funds, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During the fiscal year ended December 31, 2016, the portfolio turnover rate for Core Strategy Trust was 4% of the average value of its portfolio, and the portfolio turnover rate for Lifestyle Growth PS Series was 12% of the average value of its portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights. The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Investment Management Fees/Subadvisory Arrangements

Each fund pays JHIMS a management fee that is accrued and paid daily. The advisory fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund.

Core Strategy Trust (Acquired Fund)	Lifestyle Growth PS Series (Acquiring Fund)

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, John Hancock Funds II (“JHF II”), or John Hancock Funds III (“JHF III”) (“Affiliated Funds Assets”)* and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”).
* The following JHVIT funds are not included in Affiliated Funds Assets: 500 Index Trust B, International Equity Index Trust B, and Total Bond Market Trust B.

(a)    The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Affiliated Funds Assets of the fund.

0.050% — first $500 million; and

0.040% — excess over $500 million.

(a)    The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle MVPs, the JHVIT Lifestyle PS Series, and the Multimanager Lifestyle Portfolios, and Multi-Index Lifestyle Portfolios that are series of JHF II, determined in accordance with the following schedule and that rate is applied to the Affiliated Funds Assets of the fund.

(b)    The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

0.500% — first $500 million; and

0.490% — excess over $500 million.

0.050% — first $7.5 billion; and

0.040% — excess over $7.5 billion.

(b)    The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle MVPs, the JHVIT Lifestyle PS Series and the Multimanager Lifestyle Portfolios and Multi-Index Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

0.500% — first $7.5 billion; and

0.490% — excess over $7.5 billion.

During the twelve-month period ended December 31, 2016, Core Strategy Trust paid an effective advisory fee of 0.04% and Lifestyle Growth PS Series paid an effective advisory fee of 0.04%.

JHAM (NA) and JHAM (US) serve as the subadvisors to Core Strategy Trust and Lifestyle Growth PS Series. For its services, each of JHAM (NA) and JHAM (US) receives a subadvisory fee. The subadvisory fees are paid by JHIMS and are not additional charges to the funds.

* * *

For additional information about the subadvisors and portfolio managers for the Acquired and Acquiring Funds, see “Additional Information About the Funds — The Subadvisors, Master Fund Advisor, and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds at the June 20-22, 2017 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2017.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Lifestyle Growth PS Series slightly outperformed Core Strategy Trust for the one-year period ended December 31, 2016, but slightly underperformed Core Strategy Trust for the five-year period ended December 31, 2016.

The calendar year total returns for each fund represent the returns for that fund’s oldest share class.

Unless all share classes shown in the average annual total returns table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

For each fund’s average annual total returns table, the Combined Index represents 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index, and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

Core Strategy Trust

(Acquired Fund)

Calendar year total returns for Series II (%)

Best Quarter:          13.17% (Quarter ended June 30, 2009)

Worst Quarter:      -14.86% (Quarter ended December 31, 2008)

Lifestyle Growth PS Series

(Acquiring Fund)

Calendar year total returns for Series II (%)

Best Quarter:          9.44% (Quarter ended March 31, 2012)

Worst Quarter:      -5.45% (Quarter ended September 30, 2015)

Average Annual Total Returns for Periods Ended December 31, 2016

Core Strategy Trust

(Acquired Fund)

	One Year	Five Year	Inception	Date of Inception
Series I	7.11%	8.77%	5.05%	04/28/2008
Series II	6.96%	8.57%	4.89%	02/10/2006
Series NAV	7.16%	8.83%	5.10%	04/28/2008
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
Combined Index (reflects no deduction for fees, expenses, or taxes)	7.45%	9.40%	5.37%

Lifestyle Growth PS Series

(Acquiring Fund)

	One Year	Five Year	Inception	Date of Inception
Series I	7.23%	8.74%	6.16%	11/01/2013
Series II	7.02%	8.60%	6.04%	04/29/2011
Series NAV	7.21%	8.77%	6.19%	11/01/2013
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	11.55%	04/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.04%	04/29/2011
Combined Index (reflects no deduction for fees, expenses, or taxes)	7.45%	9.40%	7.06%	04/29/2011

Proposal 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR

THE REORGANIZATION OF VALUE TRUST INTO

MID CAP INDEX TRUST

Shareholders of Value Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Mid Cap Index Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

Both Value Trust and Mid Cap Index Trust have similar investment objectives and policies, as outlined in the chart below. The following is a summary of the similarities and differences between the funds’ investment policies.

Value Trust and Mid Cap Index Trust are similar in that both funds invest in mid cap equity securities (at least 65% of total assets in the case of Value Trust and 80% of net assets in the case of Mid Cap Index Trust).

The funds differ in that Mid Cap Index Trust seeks to approximate the return of the S&P Mid Cap 400 Index, whereas Value Trust is not an index fund and invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index. Value Trust may invest without limit in American Depositary Receipts (“ADRs”), up to 20% of total assets in foreign equities, and up to 15% of net assets in real estate investment trusts, or REITs, whereas Mid Cap Index Trust has no such investment policies.

Value Trust	Mid Cap Index Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund as of December 31, 2016:

$528,451,503	$1,006,286,909

Investment Advisor:

JHIMS

Investment Subadvisors:

Invesco	JHAM (NA)

Value Trust	Mid Cap Index Trust
(Acquired Fund)	(Acquiring Fund)

Investment Objectives:

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Principal Investment Strategies:

Under normal market conditions, the fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index ($703.3 million to $39.3 billion as of February 28, 2017).

The fund invests at least 65% of its total assets in equity securities. These primarily include common stocks but may also include preferred stocks, convertible securities, rights, warrants and ADRs. The fund may invest without limit in ADRs and may invest up to 20% of its total assets in foreign equities (investments in ADRs are not foreign securities for the purposes of this limit and the fund may invest without limitation in ADRs). The fund may invest up to 15% of its net assets in real estate investment trusts, or REITs. The fund may hedge non-U.S. currency exposure through the use of forward foreign currency contracts.

The subadvisor’s approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index. As of February 28, 2017, the market capitalizations of companies included in the S&P MidCap 400 Index ranged from $910 million to $13.4 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P MidCap 400 Index by: (a) holding all, or a

Value Trust	Mid Cap Index Trust
(Acquired Fund)	(Acquiring Fund)
those that the subadvisor believes are selling below their intrinsic value and offer the opportunity for growth of capital. The fund emphasizes a “value” style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospects, and attractive valuations. The subadvisor may favor securities of companies that are in undervalued industries. The subadvisor may purchase stocks that do not pay dividends. The subadvisor may also invest the fund’s assets in companies with smaller or larger market capitalizations.

representative sample, of the securities that comprise that index; and/or (b) by holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

The fund may invest in index futures for the purposes of replicating an index and Depositary Receipts.

Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds

Credit and counterparty risk.    The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk.    Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk.    Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk.    The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Financial services sector risk.    Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Hedging, derivatives, and other strategic transactions risk.    Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions).

Liquidity risk.    The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Small and mid-sized company risk.    Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Particular Risks of Value Trust

Equity securities risk; value investing.    Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk.    Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk; specific transactions.    Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Large company risk.    Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Preferred and convertible securities risk.    Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Real estate investment trust risk.    REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Real estate securities risk.    Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Value investing style risk.    The fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Warrants risk.    The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Particular Risks of Mid Cap Index Trust

Hedging, derivatives, and other strategic transactions risk; specific transactions.    Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and depositary receipts. Futures contracts generally are subject to counterparty risk.

Index management risk.    Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

* * *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2016 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, each class of shares of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the respective Acquired Fund share classes exchanged in the Reorganization.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

In the Reorganization, holders of Series I, Series II, and Series NAV shares of Value Trust will receive Series I, Series II, and Series NAV shares, respectively, of Mid Cap Index Trust.

Annual Fund Operating Expenses (12-month period ended 12/31/16)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share		Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses
(1) Value Trust
(Acquired Fund)	Series I	0.70%	0.05%	0.04%	0.06%[1]	0.85%[2]
	Series II	0.70%	0.25%	0.04%	0.06%[1]	1.05%[2]
	Series NAV	0.70%	0.00%	0.04%	0.06%[1]	0.80%[2]

(2) Mid Cap Index Trust
(Acquiring Fund)	Series I	0.47%	0.05%	0.04%	0.00%	0.56%
	Series II	0.47%	0.25%	0.04%	0.00%	0.76%
	Series NAV	0.47%	0.00%	0.04%	0.00%	0.51%

(3) Mid Cap Index Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	0.47%	0.05%	0.04%	0.00%	0.56%
	Series II	0.47%	0.25%	0.04%	0.00%	0.76%
	Series NAV	0.47%	0.00%	0.04%	0.00%	0.51%

1.	“Acquired fund fees and expenses” are based on indirect net expenses associated with Value Trust’s investments in underlying investment companies.

2.	The “Total annual fund operating expenses” shown may not correlate to Value Trust’s ratios of expenses to average net assets shown in the “Financial highlights” section of Value Trust’s prospectus, which does not include “Acquired fund fees and expenses.”

The advisor has contractually agreed to reduce its management fee by an annual rate of 0.10% of Mid Cap Index Trust’s average daily net assets. This agreement expires on April 30, 2018, unless renewed by mutual agreement of Mid Cap Index Trust and the Advisor based upon a determination that this is appropriate under the circumstances at that time. This fee waiver is not reflected in the fee table above.

Examples:    The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) Value Trust
(Acquired Fund)	Series I	$87	$271	$471	$1,049
	Series II	$107	$334	$579	$1,283
	Series NAV	$82	$255	$444	$990
(2) Mid Cap Index Trust
(Acquiring Fund)	Series I	$57	$179	$313	$701
	Series II	$78	$243	$422	$942
	Series NAV	$52	$164	$285	$640
(3) Mid Cap Index Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$57	$179	$313	$701
	Series II	$78	$243	$422	$942
	Series NAV	$52	$164	$285	$640

Portfolio Turnover.    Each of the Acquired and Acquiring Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rate for Value Trust was 35% of the average value of its portfolio, and the portfolio turnover rate for Mid Cap Index Trust was 22% of the average value of its portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights.    The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Investment Management Fees/Subadvisory Arrangements

Based on information for the twelve-month period ended December 31, 2016, the effective advisory fee rate charged to Mid Cap Index Trust, the Acquiring Fund, is lower than the advisory fee charged to Value Trust, the Acquired Fund.

Each Fund pays JHIMS a management fee that is accrued and paid daily.

The management fee for the Acquired Fund is calculated by applying to the net assets of the Fund an annual fee rate, which is determined based on the application of the annual percentage rates for the Fund to the “Aggregate Net

Assets” of the Fund. Aggregate Net Assets of the Acquired Fund include the net assets of the Fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) stated below that have the same subadvisor as the Fund. If the Acquired Fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the Fund.

The calculation of the Acquiring Fund’s management fee is based solely on that Fund’s net assets.

Value Trust (Acquired Fund)	Mid Cap Index Trust (Acquiring Fund)

0.750% First $200 million	0.490% First $250 million

0.725% Next $300 million; and	0.480% Next $250 million; and

0.650% Excess over $500 million	0.460% Excess over $500 million

(Aggregate Net Assets include the net assets of the fund and Value Fund, a series of JHF II.)

During the twelve-month period ended December 31, 2016, Value Trust paid an effective advisory fee of 0.69% and Mid Cap Index Trust paid an effective advisory fee of 0.37%, which in each case reflects voluntary advisory fee waivers in effect during the period.

Invesco serves as the subadvisor to Value Trust and JHAM (NA) serves as the subadvisor to Mid Cap Index Trust. For their services, each subadvisor receives a subadvisory fee. The subadvisory fees are paid by JHIMS and are not additional charges to the funds.

* * *

For additional information about the subadvisors and portfolio managers for the Acquired and Acquiring Funds, see “Additional Information About the Funds — The Subadvisors, Master Fund Advisor, and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds at the June 20-22, 2017 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2017.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Mid Cap Index Trust has outperformed Value Trust for the one-, five-, and ten-year periods ended December 31, 2016.

The calendar year total returns for each fund represent the returns for that fund’s oldest share class.

Unless all share classes shown in the average annual total returns table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

Value Trust

(Acquired Fund)

Calendar year total returns for Series I (%)

Best Quarter:          23.67% (Quarter ended September 30, 2009)

Worst Quarter:      -27.95% (Quarter ended December 31, 2008)

Mid Cap Index Trust

(Acquiring Fund)

Calendar year total returns for Series I (%)

Best Quarter:          19.86% (Quarter ended September 30, 2009)

Worst Quarter:      -25.65% (Quarter ended December 31, 2008)

Average Annual Total Returns for Periods Ended December 31, 2016

Value Trust

(Acquired Fund)

	One Year	Five Year	Ten Year	Date of Inception
Series I	15.76%	12.99%	7.46%	01/01/1997
Series II	15.57%	12.75%	7.24%	01/28/2002
Series NAV	15.78%	13.04%	7.51%	04/29/2005
Russell MidCap Value Index (reflects no deduction for fees, expenses, or taxes)	20.00%	15.70%	7.59%

Mid Cap Index Trust

(Acquiring Fund)

	One Year	Five Year	Ten Year	Date of Inception
Series I	20.11%	14.86%	8.70%	05/02/2000
Series II	19.92%	14.65%	8.49%	01/28/2002
Series NAV	20.17%	14.92%	8.75%	04/29/2005
S&P Mid Cap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	15.33%	9.16%

Proposal 3

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF

AMERICAN NEW WORLD TRUST

INTO EMERGING MARKETS VALUE TRUST

Shareholders of American New World Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Emerging Markets Value Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

Both American New World Trust and Emerging Markets Value Trust have similar investment objectives and policies, as outlined in the chart below. The following is a summary of the similarities and differences between the funds’ investment policies.

Each fund’s investment objective is to seek long-term capital appreciation. American New World Trust’s and Emerging Markets Value Trust’s investment policies are similar in that American New World Trust (indirectly through the Master Fund) invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the Master Fund’s advisor believes have potential of providing capital appreciation and Emerging Markets Value Trust invests at last 80% of its assets in companies associated with emerging markets and seeks to purchase value stocks.

American New World Trust operates as a feeder fund and invests all of its assets in the Master Fund, whereas Emerging Markets Value Trust invests directly in the various investments described below. The funds’ investment policies differ in that Emerging Markets Value Trust has a higher minimum exposure to emerging markets (at least 80%) than American New World Trust (at least 35%). The funds also differ in that American New World Trust, through the Master Fund, may invest in debt securities, including lower-rated bonds; may invest in equity securities of any company, regardless of where it is based, if the Master Fund’s advisor determines that a significant portion of the company’s assets or revenue (generally 20% or more) is attributable to developing countries; and may generally invest more broadly in different types of securities and markets than Emerging Markets Trust. Emerging Markets Value Trust may, however, engage in derivative transactions whereas American New World Trust has no such investment policy.

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund as of December 31, 2016:

$78,297,910	$610,594,948

Investment Advisor:

The fund is a feeder fund that invests all of its investable assets in New World Fund, managed by CRMC	JHIMS

Investment Subadvisors:

Not Applicable	DFA

Investment Objectives:

To seek long-term capital appreciation.	To seek long-term capital appreciation

Principal Investment Strategies:

The fund invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation.

The New World Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment advisor or unrated but determined to be of equivalent quality by the fund’s advisor), with exposure to these countries. Bonds rated Ba1 or below or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadvisor.

The fund seeks long-term capital growth through investment primarily in emerging market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging market countries at an earlier stage of development), authorized for investment by the subadvisor (“Approved Markets”) from time to time. The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Market Securities are defined below.)

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)

equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the New World Fund’s investment adviser will consider such factors as the country’s per capita gross domestic product; the percentage of the country’s economy that is industrialized; market capital as a percentage of gross domestic product; the overall regulatory environment; the presence of government regulation limiting or banning foreign ownership; and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The New World Fund’s investment advisor will maintain a list of qualified countries and securities in which the fund may invest.

The New World Fund may invest in equity securities of any company, regardless of where it is based, if the New World Fund’s investment advisor determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the New World Fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The New World Fund may also, to a limited extent, invest in

These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other similar securities, including dual-listed securities.

The fund seeks to purchase emerging market equity securities that are deemed by the subadvisor to be value stocks at the time of purchase. The subadvisor believes securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadvisor may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria the subadvisor uses for assessing value are subject to change from time to time.

The fund will also seek to purchase emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadvisor to be value stocks at the time of purchase, as described in the paragraph above. The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the fund’s policy to invest no more than 25% of its total assets in any one industry at the

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)
securities of issuers based in nonqualified developing countries.

time of purchase. The fund may have significant investments

in the financial services sector.

The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited.

In determining what countries are eligible markets for the fund, the subadvisor may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, MSCI and Citigroup. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadvisor takes into account, among other things, market liquidity, relative availability of investor information, and government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund and other affiliated funds.

The fund may use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund does not intend to use derivatives for the purposes of

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)

speculation or leveraging investment returns. The fund may enter into futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency to another currency.

The fund’s policy of seeking broad market diversification means the subadvisor will not utilize “fundamental” securities research techniques in identifying security selections. Changes in the composition and relative ranking (in terms of book-to-market ratio) of the stocks that are eligible for purchase by the fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the subadvisor will identify value stocks that are eligible for investment and re-evaluate eligible value stocks no less than semiannually.

In addition, the subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after considering profitability relative to other eligible companies. In assessing profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)
The fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

Approved Markets

As of the date of this prospectus, the fund is authorized to invest in the countries listed below. The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the fund and characteristics of each country’s markets. The subadvisor also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past. Emerging markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets.

• Brazil

• Chile

• China

• Colombia

• Czech Republic

• Greece

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)
• Hungary

• India

• Indonesia

• Malaysia

• Mexico

• Philippines

• Poland

• Russia

• South Africa

• South Korea

• Taiwan

• Thailand

• Turkey

Approved Market Securities

“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold,

American New World Trust	Emerging Markets Value Trust
(Acquired Fund)	(Acquiring Fund)
investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadvisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadvisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market Securities

Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds

Credit and counterparty risk.    The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk.    Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk.    Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Emerging-market risk.    The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.

Equity securities risk.    The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Foreign securities risk.    Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Large company risk.    Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk.    The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Small and mid-sized company risk.    Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Particular Risks of American New World Trust

Fixed-income securities risk.    A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Lower-rated and high-yield fixed-income securities risk.    Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Liquidity risk; risking interest rate risk.    Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Particular Risks of Emerging Markets Value Trust

Equity securities risk; value investing risk.    Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Financial services sector risk.    Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Foreign securities risk; depositary receipt risk.    Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Greater China risk.    Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.

Frontier-market risk.    Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.

Hedging, derivatives, and other strategic transactions risk.    Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Industry or sector risk.    When a fund focuses on one or more industries or sectors of the economy, its performance may be largely driven by industry or sector performance and could fluctuate more widely than if the fund were invested more evenly across industries or sectors.

Investment company securities risk.    A fund bears underlying fund fees and expenses indirectly.

* * *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2016 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, each class of shares of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the respective Acquired Fund share classes exchanged in the Reorganization.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

In the Reorganization, holders of Series I, Series II, and Series III shares of American New World Trust will receive Series I, Series II, and Series NAV shares, respectively, of Emerging Markets Value Trust.

For certain variable life insurance contracts that currently invest in Series I shares of American New World Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares with Series NAV shares issued by Emerging Market Value Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise. See “Information About the Reorganizations — Other Matters Regarding Certain Contract Holders of Series I Shares.”

Annual Fund Operating Expenses (12-month period ended 12/31/16)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share		Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Total annual fund operating expenses
(1) American New World Trust
(Acquired Fund)	Series I	0.72%[1]	0.60%	0.14%	1.46%
	Series II	0.72%[1]	0.75%	0.14%	1.61%
	Series III	0.72%[1]	0.25%	0.14%	1.11%
(2) Emerging Markets Value Trust
(Acquiring Fund)	Series I	0.95%	0.05%	0.13%	1.13%
	Series II	0.95%	0.25%	0.13%	1.33%
	Series NAV	0.95%	0.00%	0.13%[2]	1.08%
(3) Emerging Markets Value Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	0.95%	0.05%	0.13%	1.13%
	Series II	0.95%	0.25%	0.13%	1.33%
	Series NAV	0.95%	0.00%	0.13%	1.08%

(1)	The table reflects the combined fees of the feeder fund and the master fund.

(2)	“Other Expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

Examples:    The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) American New World Trust
(Acquired Fund)	Series I	$149	$462	$797	$1,746
	Series II	$164	$508	$876	$1,911
	Series III	$113	$353	$612	$1,352
(2) Emerging Markets Value Trust
(Acquiring Fund)	Series I	$115	$359	$622	$1,375
	Series II	$135	$421	$729	$1,601
	Series NAV	$110	$343	$595	$1,317
(3) Emerging Markets Value Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$115	$359	$622	$1,375
	Series II	$135	$421	$729	$1,601
	Series NAV	$110	$343	$595	$1,317

Portfolio Turnover.    The Acquired Fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the Master Fund (or “turns over” its portfolio). The Master Fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Master Fund and of the Acquired Fund. During the fiscal year ended December 31, 2016, the Master Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

The Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rate for Emerging Markets Value Trust was 22% of the average value of its portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights.    The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Investment Management Fees/Subadvisory Arrangements

Based on information for the twelve-month period ended December 31, 2016, the effective advisory fee rate charged to Emerging Markets Value Trust, the

Acquiring Fund, is higher than the advisory fee charged to the Master Fund, in which American New World Trust, the Acquired Fund, invests.

As a feeder fund, the Acquired Fund does not have either an advisor or subadvisor, and accordingly, does not directly pay any management fees. However, the Master Fund in which the Acquired Fund invests all its assets has an advisor and pays management fees that are borne indirectly by the feeder funds, including the Acquired Fund.

The Acquiring Fund pays JHIMS a management fee that is accrued and paid daily. The advisory fee for the fund is determined based on the application of the annual percentage rates for the Fund to the “Aggregate Net Assets” of the Fund. Aggregate Net Assets of the Acquiring Fund include the net assets of the Fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) stated below that have the same subadvisor as the Fund. If the Acquiring Fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the Fund.

American New World Trust (Acquired Fund) (paid by the Master Fund)	Emerging Markets Value Trust (Acquiring Fund)

0.850% — first $500 million; 0.770% — next $500 million; 0.710% — next $500 million; 0.660% — next $1 billion; 0.620% — excess over $2.5 billion.

1.00% — first $100 million of Aggregate Net Assets; and

0.950% — excess over $100 million of Aggregate Net Assets.

(Aggregate Net Assets include the net assets of the Acquiring Fund and Emerging Markets Fund, a series of JHF II.)

During the twelve-month period ended December 31, 2016, although American New World Trust did not directly pay any advisory fees, the Master Fund in which it invests paid an effective advisory fee of 0.72%. During the same period, Emerging Markets Value Trust paid an effective advisory fee of 0.94%, which reflects voluntary advisory fee waivers in effect during the period.

DFA serves as the subadvisor to Emerging Markets Value Trust. For its services, DFA receives a subadvisory fee. The subadvisory fee with respect to the Acquiring Fund is paid by JHIMS and is not an additional charge to the fund.

* * *

For additional information about the subadvisor of the Acquiring Fund, the advisor of the Master Fund, and the portfolio managers for the Master Fund and the Acquiring Fund, see “Additional Information About the Funds — The Subadvisors, Master Fund Advisor, and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquiring Fund at the June 20-22, 2017 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2017.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Emerging Markets Value Trust outperformed American New World Trust for the one-year period ended December 31, 2016, but underperformed American New World Trust for the five-year period ended December 31, 2016.

The calendar year total returns for each fund represent the returns for that fund’s oldest share class.

Unless all share classes shown in the average annual total returns table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. For American New World Trust, the performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the Master Fund share class in which the fund invests, adjusted to reflect the expenses of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

American New World Trust

(Acquired Fund)

Calendar year total returns for Series II (%)

Best Quarter:          23.90% (Quarter ended June 30, 2009)

Worst Quarter:      -22.35% (Quarter ended December 31, 2008)

Emerging Markets Value Trust

(Acquiring Fund)

Calendar year total returns for Series II (%)(1)

1	Series II shares of Emerging Markets Value Trust commenced operations on May 27, 2015. The returns shown in the bar chart prior to this date are those of Series NAV shares, which commenced operations on May 1, 2007.

Best Quarter:          49.62% (Quarter ended June 30, 2009)

Worst Quarter:      -27.61% (Quarter ended December 31, 2008)

Average Annual Total Returns for Periods Ended December 31, 2016

American New World Trust

(Acquired Fund)

	One Year	Five Year	Ten Year	Date of Inception
Series I	4.93%	3.84%	3.16%	05/06/2009
Series II	4.77%	3.69%	3.03%	05/01/2007
Series III	5.20%	4.20%	3.55%	01/02/2008
MSCI All Country World Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	8.48%	9.96%	4.12%

Emerging Markets Value Trust

(Acquiring Fund)

	One Year	Five Year	Inception	Date of Inception
Series I	18.00%	0.69%	0.78%	05/01/2007
Series II	17.62%	0.66%	0.78%	05/27/2015
Series NAV	18.08%	0.75%	0.82%	05/01/2007
MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	11.60%	1.64%	1.52%	05/01/2007

* * *

INFORMATION ABOUT THE REORGANIZATIONS

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Reorganization, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on October 27, 2017 or on such later date as may be determined by JHVIT (the “Exchange Date”). The net asset value per share of each class of shares of each Acquired and Acquiring Fund will be determined by dividing the fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Funds. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of an Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization.

In the Reorganization, holders of Series I, Series II, and Series NAV shares of Core Strategy Trust and Value Trust will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund. Holders of Series I, Series II, and Series III shares of American New World Trust will receive Series I, Series II, and Series NAV shares, respectively, of Emerging Markets Value Trust.

For certain variable annuity insurance contracts that currently invest in Series II shares of Core Strategy Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by Lifestyle Growth PS Series having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise. See “Information About the Reorganizations — Other Matters Regarding Certain Contract Holders of Series II Shares.”

For certain variable life insurance contracts that currently invest in Series I shares of American New World Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares with Series NAV shares issued by Emerging Market Value Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise. See “Information About the Reorganizations — Other Matters Regarding Certain Contract Holders of Series I Shares.”

The liquidation and distribution of the assets of each Acquired Fund will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHVIT will take all necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”), and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Procedures” below) of the Acquired Fund entitled to vote approve the Reorganization. With respect to each Reorganization, the Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHVIT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHVIT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHVIT, on behalf of each Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals.

With respect to the Reorganization of Value Trust and American New World Trust, the expenses of the Reorganization will be borne entirely by the applicable Acquired Fund because each such Acquired Fund is expected to benefit from lower expenses and the potential for improved performance. With respect to the Reorganization of Core Strategy Trust, the expenses of the Reorganization will be borne by JHIMS because it is expected to benefit from reducing the number of similar funds that it manages. If a Reorganization is not consummated, the expenses of that Reorganization, consisting of legal, accounting, printing, and proxy solicitation and tabulation costs, will be paid by JHIMS.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action for such fund, which may include changes in investment policies or portfolio management.

The Board recommends that shareholders approve the Plan under Proposals 1, 2, and 3, as applicable.

Reasons for the Reorganizations

The Board has approved each Reorganization and believes that it will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in an Acquiring Fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the corresponding Acquired Fund. The Core Strategy Trust merger is intended to combine similarly managed funds; the American New World Trust merger is proposed to address that fund’s low asset levels and limited growth prospects; and the Value Trust merger is intended to address changes in that fund’s current portfolio management.

With respect to Core Strategy Trust and Value Trust and their corresponding Acquiring Funds, based on information for the fiscal year ended December 31, 2016, the effective management fee rate charged to the Acquiring Fund would have been the same or lower than the advisory fee charged to the corresponding

Acquired Fund. With respect to American New World Trust and its corresponding Acquiring Fund, based on information for the fiscal year ended December 31, 2016, although the net effective management fee rate charged to the Acquiring Fund would have been higher than the advisory fee charged to the Master Fund (and borne indirectly by the Acquired Fund), the overall expenses of each class of the Acquiring Fund’s shares are lower than the corresponding class of shares of the Acquired Fund due to lower Rule 12b-1 distribution fees borne by the Acquiring Fund.

Series I, Series II, and Series NAV or Series III shares (as applicable) of each Acquiring Fund have the same or lower expense ratios than those of Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquired Fund. On a pro forma basis, each class of each resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are the same as or lower than those of the Acquired Fund share classes exchanged in the Reorganization. The consummation of a particular Reorganization is not contingent on the approval or consummation of any other Reorganization.

Board Consideration of the Reorganizations

The Board, including the Independent Trustees, considered each Reorganization at its in-person meeting held on June 20-22, 2017, and reviewed information and materials regarding the Reorganizations presented or prepared by, among others, the Advisor. In its review of each Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 20-22, 2017 meeting to recommend approval of the Reorganizations, the Board concluded that the participation of each Acquired Fund in the applicable Reorganization is in the best interests of each such fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired Fund, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganizations.

In determining whether to approve each Reorganization and recommend its approval to shareholders of the applicable Acquired Fund, the Board inquired into a number of matters and considered, with respect to each Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the applicable Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on variable contract owners; and (11) possible alternatives to the Reorganization, including liquidation of the Acquired Fund.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Acquired and Acquiring Funds in connection with its decision to recommend approval of each Reorganization on behalf of each Acquired Fund. With respect to performance information, the Board reviewed information as of March 31, 2017.

Proposal 1 — Core Strategy Trust (Acquired Fund) into Lifestyle Growth PS Series (Acquiring Fund)

1.	The Reorganization would combine similarly managed funds.

2.	The investment policies of Core Strategy Trust and Lifestyle Growth PS Series are similar in that both funds invest approximately 70% of their assets in equities and 30% of their assets in fixed income securities either directly or through underlying funds and futures contracts.

3.	Core Strategy Trust and Lifestyle Growth PS Series have the same advisor, JHIMS, and the same subadvisors, JHAM (US) and JHAM (NA) and the Board is generally satisfied with JHAM (US)’s and JHAM (NA)’s management of Lifestyle Growth PS Series.

4.	The effective advisory fee rate of Lifestyle Growth PS Series Trust is the same as that of Core Strategy Trust. The overall current and pro forma expense ratios of each class of shares of Lifestyle Growth PS Series are the same as those of the corresponding share class of Core Strategy Trust.

5.	Lifestyle Growth PS Series outperformed Core Strategy Trust on a total return basis for the one- and three-year periods ended March 31, 2017.

6.	The Reorganization will not result in any dilution of shareholder or contract owner values.

7.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 2 — Value Trust (Acquired Fund) into Mid Cap Index Trust (Acquiring Fund)

1.	Value Trust has been closely monitored by the Board since June 2016 due to the departure of key members of the portfolio management team and changes in Invesco’s investment philosophy and process.

2.	The investment policies of Value Trust and Mid Cap Index Trust are similar in that both funds invest in mid cap equity securities (at least 65% of total assets in the case of Value Trust and 80% of net assets in the case of Mid Cap Index Trust).

3.	Value Trust and Mid Cap Index Trust have the same advisor, JHIMS. JHAM (NA) is the subadvisor to Mid Cap Index Trust and the Board is generally satisfied with JHAM (NA)’s management of Mid Cap Index Trust.

4.	The effective advisory fee rate of Mid Cap Index Trust is lower than that of Value Trust. The overall current and pro forma expense ratios of each class of shares of Mid Cap Index Trust are lower than those of the corresponding share class of Value Trust.

5.	Mid Cap Index Trust outperformed Value Trust on a total return basis for the one-, three-, five-, and ten-year periods ended March 31, 2017.

6.	The Reorganization will not result in any dilution of shareholder or contract owner values.

7.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 3 — American New World Trust (Acquired Fund) into Emerging Markets Value Trust (Acquiring Fund)

1.	American New World Trust has low assets levels and management has informed the Board that it has limited prospects for growth.

2.	American New World Trust and Emerging Markets Value Trust have similar investment policies in that American New World Trust, indirectly through the Master Fund, invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the Master Fund’s advisor believes have potential of providing capital appreciation, and Emerging Markets Value Trust invests at least 80% of its assets in companies associated with emerging markets.

3.	DFA is the subadvisor to Emerging Markets Value Trust and the Board is generally satisfied with its management of this fund.

4.	The overall current and pro forma expense ratios of each class of shares of Emerging Market Value Trust are lower than those of the corresponding share class of American New World Trust.

5.	Emerging Market Value Trust outperformed American New World Trust on a total return basis for the one- and three-year periods ended March 31, 2017.

6.	The Reorganization will not result in any dilution of shareholder or contract owner values.

7.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

The Board, including the Independent Trustees, also approved the Reorganizations on behalf of the Acquiring Funds.

Description of the Securities to Be Issued

JHVIT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHVIT. The shares of JHVIT may be issued in four classes: Series I, Series II, Series III, and Series NAV shares. Not all JHVIT funds have established or are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds except for American New World Trust has Series I, Series II, and Series NAV shares issued and outstanding. American New World Trust has Series I, Series II, and Series III shares issued and outstanding.

Each Acquiring Fund will issue Series I, Series II, and Series NAV shares in connection with its Reorganization. Each such share, when sold in the manner contemplated by the registration statement, will be legally issued. Series I, Series II, and Series NAV shares may not be converted into shares of any other class.

Series I, Series II, Series III, and Series NAV shares of the funds, as applicable, are the same except for differences in class expenses, including different Rule 12b-1 fees for Series I, Series II, and Series III (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II, Series III, and Series NAV shares based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses that JHIMS determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’s determination is subject to ratification or approval by the Board. The types of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Other Matters Regarding Certain Contract Holders of Series II Shares

John Hancock USA and John Hancock NY have reported to JHVIT that immediately after the Reorganization with respect to Core Strategy Trust, in order to conform with the product features of certain variable annuity contracts, the insurers will, in the case of Series II shares issued by Lifestyle Growth PS Series in the Reorganization that are attributable to these particular contracts, replace such Series II shares with a number of Series I shares having an aggregate value equal to the replaced Series II shares. This replacement is expected to occur because of certain product features associated with these particular contracts that contemplate investment in Series I shares of certain funds where available, and not Series II shares. The affected variable annuity contracts are certain Venture, Venture III, Venture Vantage, and Venture Vision contracts issued prior to May 1, 2002.

These replacements will not occur for other John Hancock USA and John Hancock NY variable annuity contracts that invest in the same series of shares of these funds because the product features of those contracts contemplate investment in Series II shares of JHVIT. These replacements will not result in any additional cost for the owners of the affected variable annuity contracts or for the Acquiring Fund and, as a result of each replacement, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Other Matters Regarding Certain Contract Holders of Series I Shares

John Hancock USA and John Hancock NY have reported to JHVIT that immediately after the Reorganization with respect to American New World Trust, in order to conform with the product features of certain variable life contracts, the insurers will, in the case of Series I shares issued by Emerging Markets Value Trust in the Reorganization that are attributable to these particular contracts, replace such Series I shares with a number of Series NAV shares having an aggregate value equal to the replaced Series I shares. This replacement is expected to occur because of certain product features associated with these particular contracts that contemplate investment in Series NAV shares of certain funds where available, and not Series I shares. The affected variable life contracts are certain John Hancock USA and John Hancock New York products including Accumulation, Protection, Survivorship and certain COLI products.

These replacements will not occur for other John Hancock USA and John Hancock NY variable life contracts that invest in the same series of shares of these funds because the product features of those contracts contemplate investment in Series I shares of JHVIT. These replacements will not result in any additional cost for the owners of the affected variable life contracts or for the Acquiring Fund and, as a result of each replacement, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Federal Income Tax Consequences

As a condition to the consummation of each Reorganization, JHVIT will have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) the Internal Revenue Code of 1986, as amended (the “Code”), and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the applicable Acquired Fund. For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the Effective Time of the Reorganization.

None of JHVIT, any Acquired Fund, or any Acquiring Fund has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

CAPITALIZATION

The following tables show as of December 31, 2016, with respect to each of Proposals 1, 2, and 3: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund, showing the effect of the Reorganization. The information in Item 3 of each table shows pro rata capitalization information as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. The tables do not show the actual numbers of shares of the Acquiring Fund to be issued in connection with the Reorganizations, which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganizations.

Proposal 1 — Capitalization Table

Funds		Net Assets	Net Asset Value Per Share	Shares Outstanding
(1)Core Strategy Trust
(Acquired Fund)	—Series I	$122,014,753	$14.19	8,598,276

	—Series II	$3,329,167,485	$14.25	233,682,430

	—Series NAV	$170,052,610	$14.20	11,972,781

Total		$3,621,234,848		254,253,487

(2)Lifestyle Growth PS Series
(Acquiring Fund)	—Series I	$92,588,699	$14.53	6,371,069

	—Series II	$2,889,408,224	$14.55	198,584,412

	—Series NAV	$109,017,998	$14.52	7,505,739

Total		$3,091,014,921		212,461,220

Reduction in net assets and no changes in net asset values per share to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization	—Series I	$0.00	$0.00	(200,839)

	—Series II	$0.00	$0.00	(4,873,668)

	—Series NAV	$0.00	$0.00	(261,169)

Total		$0.00		(5,335,676)

(3)Lifestyle Growth PS Series
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))	—Series I	$214,603,452	$14.53	14,768,506
	—Series II	$6,218,575,709	$14.55	427,393,174
	—Series NAV	$279,070,608	$14.52	19,217,351

Total		$6,712,249,769		461,379,031

Proposal 2 — Capitalization Table

Funds		Net Assets	Net Asset Value Per Share	Shares Outstanding
(1) Value Trust
(Acquired Fund)	—Series I	$470,528,186	$21.17	22,229,167
	—Series II	$25,862,261	$21.07	1,227,609
	—Series NAV	$32,061,056	$21.13	1,517,058

Total		$528,451,503		24,973,834

(2) Mid Cap Index Trust
(Acquiring Fund)	—Series I	$804,815,062	$21.32	37,742,923
	—Series II	$67,842,612	$21.24	3,194,847
	—Series NAV	$133,629,235	$21.32	6,267,549

Total		$1,006,286,909		47,205,319

Reduction in net assets and in net asset values per share of the Acquired Fund to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(278,752)	$(0.01)	(172,439)
	—Series II	$(15,321)	$(0.01)	(10,710)
	—Series NAV	$(18,994)	$(0.01)	(14,147)

Total		$(313,067)		(197,296)

(3) Mid Cap Index Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))	—Series I	$1,275,064,496	$21.32	59,799,651
	—Series II	$93,689,552	$21.24	4,411,746
	—Series NAV	$165,671,297	$21.32	7,770,460

Total		$1,534,425,345		71,981,857

Proposal 3 — Capitalization Table

Funds		Net Assets	Net Asset Value Per Share	Shares Outstanding
(1) American New World Trust
(Acquired Fund)	—Series I	$35,809,755	$11.11	3,223,560
	—Series II	$40,914,450	$11.11	3,683,673
	—Series III	$1,573,705	$11.07	142,120

Total		$78,297,910		7,049,353

(2) Emerging Markets Value Trust
(Acquiring Fund)	—Series I	$2,841,109	$8.14	349,118
	—Series II	$89,371	$8.14	10,980
	—Series NAV	$607,664,468	$8.13	74,787,359

Total		$610,594,948		75,147,457

Reduction in net assets and no changes in net asset values per share to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(26,908)	$0.00	1,172,367
	—Series II	$(30,744)	$0.00	1,338,895
	—Series NAV	$(1,183)	$0.00	51,302

Total		$(58,835)		2,562,564

(3) Emerging Markets Value Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))	—Series I	$38,623,956	$8.14	4,745,045
	—Series II	$40,973,077	$8.14	5,033,548
	—Series NAV	$609,236,990	$8.13	74,980,781

Total		$688,834,023		84,759,374

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information About the Funds’ Principal Risks

The principal risks of investing in the Acquired and Acquiring Funds are summarized above in the description of each proposal and are further described below. The risks are described in alphabetical order and not in order of importance. Unless otherwise stated below or in the applicable descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described and each risk is applicable to all of the Acquired and Acquiring Funds. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the funds through: (i) provisions impacting the regulatory framework; (ii) provisions impacting the funds as investors; (iii) enhancements to the enforcement authority of the SEC; (iv) risk regulation of “systematically important” financial institutions; and (v) mandated studies that may have further effects on the funds. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a fund itself is regulated. Such legislation or regulation could limit or preclude a fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and a fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from a fund’s performance.

Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a fund’s portfolio holdings. Furthermore, volatile financial markets can expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company’s common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine, Turkey, and the Middle East, and nationalist unrest in Europe, also may cause market disruptions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Value investing risk.    Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks.

Exchange-traded funds (ETFs) risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile. An ETF has its own fees and expenses, which are borne indirectly by a fund.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk.    Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

Credit quality risk.    Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk.    Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk.    Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk.    Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk.    Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Frontier-market risk.    Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries. Potential circumstances that may result in magnified risks in frontier-market countries include (i) extreme price volatility and illiquidity, (ii) government ownership or control of parts of the private sector or other protectionist measures, (iii) large currency fluctuations, (iv) limited investment opportunities, and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

Greater China risk.    Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates,

or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the JHVIT Statement of Additional Information (“SAI”).

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the funds. Legislation or regulation may change the way in which a fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objective.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the JHVIT SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Depositary Receipts.    Depositary receipts are subject to most of the risks associated with investing in foreign and emerging market securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Equity-linked notes    are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Foreign currency forward contracts.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hedging risk

There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.

Index management risk (applicable only to Mid Cap Index Trust)

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or sector investing risk

When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector. From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole.

Banking.    Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Sector.    A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that comprise the financial services sector may change over time.

These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Insurance Companies.    Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies.    Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Health Sciences.    Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Materials.    Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Metals.    The specific political and economic risks affecting the price of metals include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of metals, in turn, are likely to affect the market prices of securities of companies mining or processing metals, and accordingly, the value of investments in such securities may also be affected. Metal-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on metal-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Telecommunications.    Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Technology companies.    A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Small and mid-size company risk.”

Utilities.    Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated fixed-income securities risk and high-yield securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s and BB and below by S&P)

(also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income.    Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility.    The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity.    The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis.    While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities.    Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities.    Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities.    Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors, and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared with debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass through types of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs).    A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities.    Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Inverse interest-only securities.    Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

TBA mortgage contracts.    TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Preferred and convertible securities risk

Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real estate investment trust (REIT) risk (applicable only to Value Trust)

REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Real estate securities risk (applicable only to Value Trust)

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate

•	Risks related to general and local economic conditions

•	Possible lack of availability of mortgage funds

•	Overbuilding

•	Extended vacancies of properties

•	Increased competition

•	Increases in property taxes and operating expenses

•	Changes in zoning laws

•	Losses due to costs resulting from the cleanup of environmental problems

•	Liability to third parties for damages resulting from environmental problems

•	Casualty or condemnation losses

•	Limitations on rents

•	Changes in neighborhood values and the appeal of properties to tenants and

•	Changes in interest rates

•	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal

Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Short sales risk (applicable only to Core Strategy Trust)

Core Strategy Trust may make short sales of securities. This means the fund may sell a security that it does not own in anticipation of a decline in the market value of the security. The fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. The fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until Core Strategy Trust closes its short position or replaces a borrowed security, the fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Warrants risk (applicable only to Value Trust)

Value Trust may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

Additional Information About the Funds of Funds’ Principal Risks

The principal risks of investing in Core Strategy Trust and Lifestyle Growth PS Series, each of which operates as a fund of funds, are summarized in the description of those funds above. Some of these risks are more fully described above under “Additional Information About the Funds’ Principal Risks.” Other risks particular to funds of funds are more fully described below. The risks are described in alphabetical order and not in order of importance. The JHVIT SAI contains further details about these risks as well as information about additional risks.

Affiliated insurance companies

The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.

Asset allocation risk

Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that a manager may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.

Cash collateral risk

To the extent a fund maintains cash collateral required to cover its obligations under the derivative instruments used in its risk management strategy, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.

Commodity risk (applicable only to Lifestyle Growth PS Series)

Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded notes (ETNs) risk (applicable only to Lifestyle Growth PS Series)

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.

Fund of funds risk

The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.

Affiliated subadvised fund conflicts of interest risk

The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.

Multi-manager risk; limited universe of subadvisors and underlying funds

The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.

Index management risk

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain underlying funds are not diversified within the meaning of the Investment Company Act of 1940, as amended (1940 Act). This means they are allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

Short sales risk

The fund may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit the fund’s ability to pursue other opportunities as they arise.

Short positions

In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.

Additional Information About the Funds’ Investment Policies (including the Funds of Funds)

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following non-principal investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the JHVIT SAI.

Other Permitted Investments by the Funds of Funds

A fund of funds may directly:

•	Purchase U.S. government securities and short-term paper.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the 1940 Act).

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

•	Purchase exchange-traded notes (ETNs).

•	Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

•	Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-indexed securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

•	Purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the 1940 Act.

•	Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

•	Make short sales of securities (borrow and sell securities not owned by the fund with the prior approval of the advisor’s Complex Securities Committee), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

•	Invest in “qualified” publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will generate only good income for purposes of qualifying as a regulated investment company under the Code, including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

A fund of funds may use various investment strategies such as hedging and other related transactions. For example, a fund of funds may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. A fund of funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions Risk” in the JHVIT SAI.

Additional Information About the Risks of the PS Series Asset Transfer Process

Lifestyle Growth PS Series, together with Lifestyle Moderate PS Series, Lifestyle Balanced PS Series, and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”), are offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by the John Hancock Issuers. The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyle PS Series and the Bond Trust through a nondiscretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and therefore limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors, including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond Trust when equity markets fall. These asset reallocations may result in large-scale asset flows into and out of, and may negatively affect the performance of the JHVIT Lifestyle PS Series and the underlying funds in which the JHVIT Lifestyle PS Series invest.

As a result of large scale asset flows into and out of the JHVIT Lifestyle PS Series, the underlying funds in which the JHVIT Lifestyle PS Series invest, may also experience large-scale inflows and outflows. These flows may increase an underlying fund’s transaction costs and cause the fund to purchase or sell securities when it would not normally do so, which may negatively affect the underlying fund’s expense ratios and performance. It could be particularly disadvantageous for an underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

Advance trade estimate risk

The JHVIT Lifestyle PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the JHVIT Lifestyle PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle PS Series’ portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle PS Series will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle PS Series will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle PS shares, there can be no assurance that the prices paid by the JHVIT Lifestyle PS Series will be better than if the JHVIT Lifestyle PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle PS Series will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle PS Series are less than estimated, the JHVIT Lifestyle PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the JHVIT Lifestyle PS Series are less than estimated, the JHVIT Lifestyle PS Series may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle PS Series expenses and adversely affect the performance of the JHVIT Lifestyle PS Series.

The Subadvisors, Master Fund Advisor, and Portfolio Managers

Set forth below is information about the subadvisors and the portfolio managers for the Acquired and Acquiring Funds, including a summary of the portfolio managers’ business careers. The JHVIT SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Core Strategy Trust and Lifestyle Growth PS Series

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM (US)”)

JHAM (US), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts 02116, was founded in 1979.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“JHAM (NA)”)

JHAM (NA) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of JHVIT for which it is the subadvisor as well as other portfolios advised by the Advisor. The address of JHAM (NA) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Each of JHAM (US) and JHAM (NA) is an affiliate of JHIMS and an indirect, wholly owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Manulife Asset Management Limited and Manulife Asset Management (Hong Kong) Limited (“MAMHK”), collectively known as Manulife Financial.

Portfolio Managers

JHAM (US)

Robert Boyda.    Managed Core Strategy Trust and Lifestyle Growth PS Series since 2010 and 2013, respectively; Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management; joined John Hancock Asset Management in 2009.

Marcelle Daher, CFA.    Managed each of Core Strategy Trust and Lifestyle Growth PS Series since 2013; Managing Director, previously Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008-2011); joined Manulife Financial in 2008.

Nathan Thooft, CFA.    Managed each of Core Strategy Trust and Lifestyle Growth PS Series since 2013; Managing Director of Asset Allocation, Portfolio Solutions Group (PSG); previously Vice President and Director of Investments for Investment Management Services, John Hancock Financial (2008-2011); joined Manulife Financial in 2008.

Value Trust

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd., whose principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, an investment advisor since 1976, is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco, and/or its affiliates is the investment advisor for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

Portfolio Managers

Thomas Copper.    Managed Value Trust since 2005; Portfolio Manager (Co-Lead), who has been associated with Invesco and/or its affiliates since 2010; formerly, Mr. Cooper was associated with Van Kampen Asset Management in an investment capacity (1986-2010).

Jeffrey Vancavage.    Managed Value Trust since 2016; Portfolio Manager (Co-Lead), who has been associated with Invesco and/or affiliates since 2016. From 2001 to 2016, he was employed by Eagle Asset Management, where he served as Portfolio Co-Manager from 2013 to 2016, and prior to 2013, served as Senior Equity Research Analyst.

Sergio Marcheli.    Managed Value Trust since 2003; Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010; formerly, Mr. Marcheli was associated with Morgan Stanley Investment Management Inc. in an investment management capacity (2002 to 2010).

Mid Cap Index Trust

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“JHAM (NA”)

JHAM (NA) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of JHVIT for which it is the subadvisor as well as other portfolios advised by the Advisor. JHAM (NA) is an affiliate of JHIMS and an indirect, wholly owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Manulife Asset Management Limited and MAMHK, collectively known as Manulife Financial. The address of JHAM (NA) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Portfolio Managers

Brett Hryb, CFA.    Managed Mid Cap Index Trust since 2014; Managing Director and Senior Portfolio Manager; joined Manulife Asset Management, Ltd in 1996, with JHAM (NA) since 2003.

Ashikhusein Shahpurwala, CFA.    Managed Mid Cap Index Trust since 2013; Managing Director and Senior Portfolio Manager; joined Manulife Asset Management, Limited in 2007, with JHAM (NA) since 2003.

American New World Trust

Capital Research and Management Company (“CRMC”)

CRMC is the investment advisor of the Master Fund in which American New World Trust invests.

CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1931.

CRMC manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

Portfolio Managers of the Master Fund

Nicholas J. Grace.    Managed the Master Fund since 2012; Partner — Capital Research Global Investors; investment professional for 44 years in total; 42 years with CRMC or affiliate.

Bradford F. Freer.    Managed the Master Fund since 2016; Partner — Capital World Investors; investment professional for 27 years in total; 23 years with CRMC or affiliate.

Carl M. Kawaja.    Managed the Master Fund since 1999; Partner — Capital Research Global Investors; investment professional for 23 years, all with CRMC or affiliate.

Robert H. Neithart.    Managed the Master Fund since 2012; Vice President — Capital Fixed Income Investors, Capital Research and Management Company; investment professional for 26 years in total; 14 years with CRMC or affiliate.

Emerging Markets Value Trust

Dimensional Fund Advisors LP (“DFA”)

DFA was organized in 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. DFA is engaged in the business of providing investment management services. DFA is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Portfolio Managers

Joseph H. Chi, CFA.    Managed Emerging Markets Value Trust since 2010; Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and has been Co-Head of the portfolio management group since 2012.

Jed S. Fogdall.    Managed Emerging Markets Value Trust since 2010; Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004 and has been Co-Head of the portfolio management group since 2012.

Daniel Ong.    Managed Emerging Markets Value Trust since 2015; Senior Portfolio Manager and Vice President of Dimensional. Mr. Ong joined Dimensional in 2005 and has been a portfolio manager since 2005.

Mary T. Phillips, CFA.    Managed Emerging Markets Value Trust since 2017; Senior Portfolio Manager and Vice President. Ms. Phillips joined Dimensional in 2012 and has been a portfolio manager since 2014.

Bhanu P. Singh.    Managed Emerging Markets Value Trust since 2015; Senior Portfolio Manager and Vice President of Dimensional. Mr. Singh joined Dimensional in 2003 and has been a portfolio manager since 2012.

* * *

Pursuant to an order received from the SEC, the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisors or the fees paid to subadvisors without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or change the subadvisory fee of an affiliated subadvisor without shareholder approval. Depending on the specific circumstances, however, the funds may rely on certain SEC staff no-action positions to appoint an affiliated subadvisor or change subadvisory fees without shareholder approval.

Rule 12b-1 Fees

JHVIT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Series I, Series II, and Series III shares of each fund, as applicable. Series NAV shares are not subject to Rule 12b-1 fees. Series I and Series II shares of the funds other than American New World Trust are subject to Rule 12b-1 fees amounting to 0.05% and 0.25%, respectively, in each case as a percentage of the average daily net assets of the particular class. Series I, Series II, and Series III shares of American New World Trust are subject to Rule 12b-1 fees amounting to 0.60%, 0.75%, and 0.25%, respectively, in each case as a percentage of the average daily net assets of the particular class.

Rule 12b-1 fees will be paid to JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i)	for any expenses relating to the distribution of the shares of the class,

(ii)	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii)	for the payment of “service fees” that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and the Distributor. Payments may be made, however, to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Shares of each fund are so offered continuously, without sales charge, and are sold and redeemed at a price equal to their NAV next computed after a purchase payment or redemption request is received. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHVIT.

Due to differences in tax treatments and other considerations, the interests of holders of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Valuation of Shares

The net asset value (NAV) for each class of shares of the funds is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the funds’ NAV is not calculated. Consequently, each fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the funds has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of Securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices.

Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds. If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long- term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage the fund in accordance with its investment objective and policies), dilute the interest in a fund held for long-term investment and adversely affect a fund’s performance (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of the fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHVIT; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder unless such instructions are sent to the financial intermediary by regular U.S. mail.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that such limitations and ability may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1.	Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2.	Funds with significant investments in high yield securities that are infrequently traded; and

3.	Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHVIT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHVIT or the funds. More information about taxes is located in the JHVIT SAI under the heading — “Additional Information Concerning Taxes.” You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts.    JHVIT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders an amount at least equal to the sum of 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Unless an exception applies, each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHVIT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisors and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisors might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts.    Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHVIT, including the application of state and local taxes.

Foreign Investments.    When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHVIT.

Tax Implications for Insurance Contracts With Investments Allocated to JHVIT.    For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHVIT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the JHVIT SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The JHVIT SAI contains a description of JHVIT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings.”)

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHVIT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. These payments may influence such broker-dealers to recommend a Variable Product that use JHVIT as an underlying investment medium over another investment. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

John Hancock USA and John Hancock NY (together the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHVIT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHVIT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHVIT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and variable life insurance contracts and group annuity contracts offered to 401(k) plans (“variable contracts”) and those funds of JHVIT that operate as funds of funds. Two of these insurance companies, John Hancock USA and John Hancock NY, are affiliates of the Advisor (the “Affiliated Insurance Companies”). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment medium. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company. The Advisor may also pay insurance companies not affiliated with the Advisor an administrative fee for performing similar administrative services for the JHVIT funds.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHVIT that operate as funds of funds and invest in other JHVIT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHVIT were legally owned by John Hancock USA and John Hancock NY (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.

The Funds of Funds may invest in Series NAV shares of each of Mid Cap Index Trust and Emerging Markets Value Trust (the “Underlying Funds”). The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHVIT but rather with the subadvisor(s) to each Fund of Funds as a result of its subadvisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100

Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each Insurance Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of the John Hancock Insurance Companies is MFC, the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies from shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; (ii) signing and returning a new proxy, in each case if received by JHVIT by the close of business on October 18, 2017; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new voting instructions form, in each case if received by JHVIT by the close of business on October 18, 2017.

Quorum; Definition of a Majority of Outstanding Voting Securities.    Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHVIT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II, and Series NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares for which voting instructions are not timely received will nevertheless be voted in proportion to votes each of John Hancock USA and John Hancock NY receives, all shares of Core Strategy Trust and American New World Trust will be voted at the meeting and thus the presence of a quorum is assured for these funds.

Abstentions.    Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.    With respect to the Reorganization of Value Trust and American New World Trust, the expenses of the Reorganization will be borne entirely by the applicable Acquired Fund. With respect to the Reorganization of Core Strategy Trust, the expenses of the Reorganization will be borne by JHIMS. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Advisor or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.

Fund Voting.    There will be a separate vote of each Acquired Fund. Shares of an Acquired Fund will vote in the aggregate, and not by class of shares, with respect to each proposal.

If the required shareholder approval is not obtained, the Acquired Fund will continue to operate indefinitely as a separate series of the Trust, or until the Board takes other action with respect to the applicable Acquired Fund.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts that are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Fund held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions and (ii) for which no voting instructions are timely received and for which voting instructions are timely received but are not clearly marked, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote shares of the Acquired Funds held by them through separate accounts that are not registered under the 1940 Act in accordance with instructions provided by an independent fiduciary selected by the Insurance Companies. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders.    The following sets forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, Series III, and Series NAV shares of each Acquired Fund, as applicable, and the percentage ownership thereof by John Hancock USA and John Hancock NY, and collectively by the Funds of Funds are set forth below:

Acquired Fund	Share Class	Number of Outstanding Shares	Number of Eligible Votes	Percentage of Shares Held by
				JH USA	JH NY	Funds of Funds*
Core Strategy Trust	Series I	8,206,478.63	8,206,478.63	99.83%	0.17%	N/A
	Series II	218,836,512.78	218,836,512.78	93.91%	6.09%	N/A
	Series NAV	12,341,890.00	12,341,890.00	95.11%	4.89%	N/A
Value Trust	Series I	19,556,723.36	19,556,723.36	94.82%	5.18%	0.00%
	Series II	1,082,062.48	1,082,062.48	90.30%	9.70%	0.00%
	Series NAV	1,363,392.22	1,363,392.22	97.61%	2.39%	0.00%
American New World Trust	Series I	3,504,073.02	3,504,073.02	99.00%	1.00%	0.00%
	Series II	3,467,083.60	3,467,083.60	88.89%	11.11%	0.00%
	Series III	134,415.45	134,415.45	100.00%	0.00%	0.00%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of an Acquired Fund.

The Insurance Companies will vote shares of the Acquired Funds held by them through separate accounts that are not registered under the 1940 Act in accordance with instructions provided by an independent fiduciary selected by the Insurance Companies. As of the Record Date, John Hancock USA and John Hancock NY held through such separate accounts 74.53% and 4.23%, respectively, of the Series I shares of Value Trust.

Acquiring Funds

As of the Record Date, the share of each class of each Acquiring Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY, and collectively by the Funds of Funds are set forth below:

Acquiring Fund	Share Class	Number of Outstanding Shares	Percentage of Shares Held by
			JH USA	JH NY	Funds of Funds*
Lifestyle Growth PS Series	Series I	6,315,401.39	94.23%	5.77%	N/A
	Series II	188,807,844.75	86.14%	13.86%	N/A
	Series NAV	8,272,673.06	97.40%	2.60%	N/A
Mid Cap Index Trust	Series I	36,687,341.83	88.10%	11.90%	0.00%
	Series II	2,880,892.80	81.48%	18.52%	0.00%
	Series NAV	7,060,807.71	95.61%	4.39%	0.00%
Emerging Markets Value Trust	Series I	332,680.34	98.95%	1.05%	0.00%
	Series II	10,979.59	100.00%	0.00%	0.00%
	Series NAV	65,314,725.68	14.34%	0.24%	80.43%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of an Acquiring Fund.

FINANCIAL STATEMENTS; EXPERTS

The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2016 (File Nos. 2-94157; 811-04146) have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The audited financial highlights of the Acquired and Acquiring Funds for the five years ended December 31, 2016 are included in Appendix B to this Proxy Statement/Prospectus.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

JHVIT will furnish, without charge, copies of its Annual Report for the fiscal year ended December 31, 2016 to any shareholder or contract owner upon request. To obtain a report, please contact JHVIT by calling 1-800-344-1029 or by writing to JHVIT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Treasurer. JHVIT’s Annual Report for the fiscal year ended December 31, 2016 was filed with the SEC on March 3, 2016.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Harsha Pulluru, Esq., Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

September 14, 2017

Boston, Massachusetts

It is important that voting instructions be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the Voting Instructions Form and return it in the enclosed envelope.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this [    ] day of [    ] 2017, among John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its “Acquiring Fund” listed below, each of which are separate series or funds of JHVIT, and, solely with respect to Section 9, John Hancock Investment Management Services, LLC (“JHIMS”).

Acquired Fund	Corresponding Acquiring Fund

Core Strategy Trust	Lifestyle Growth PS Series

American New World Trust	Emerging Markets Value Trust

Value Trust	Mid Cap Index Trust

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of each Acquired Fund and each Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund, each Acquiring Fund, and each Reorganization are, respectively, the “Acquired Fund,” the “Acquiring Fund,” and the “Reorganization.”

WHEREAS, JHVIT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II, and Series NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of JHVIT (the “Board”) has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such series, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such series (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Fund and the Acquiring

Fund, and JHIMS with respect to Section 9 of the Plan only, hereto agree as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II, and Series NAV shares of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, and Series NAV shares of beneficial interest, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by each Fund’s respective custodian (the “Acquired Fund Custodian” and the Acquiring Fund Custodian,” respectively). State Street Bank and Trust Company serves as custodian and pricing agent for each Acquired Fund, Lifestyle Growth PS Series, and Mid Cap Index Trust. Citibank, NA serves as custodian and pricing agent for Emerging Markets Value Trust. The determination of the Acquired Fund Custodian and the Acquiring Fund Custodian shall be conclusive and binding on all parties in interest. For purposes of this Plan and this Section 1(a)(i) in particular, Series III shares of American New World Trust shall be deemed to correspond to Series NAV shares of Emerging Markets Value Trust.

(ii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares of the Acquiring Fund, respectively, except in the case of American New World Trust. Holders of Series I, Series II, and Series III shares of American New World Trust will receive Series I,

Series II, and Series NAV shares of Emerging Markets Value Trust, respectively. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iii) With respect to the Reorganization, as soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of: (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) October 27, 2017; or (C) such later day as any one or more of the officers of JHVIT may determine.

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization, unless otherwise provided.

(iii) In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted; or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Acquired Fund Custodian to the Acquiring Fund Custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II, and Series NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund shall be computed by the Acquiring Fund Custodian in the manner set forth in the Declaration of Trust or JHVIT’s By-laws (the “By-laws”) and then-current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Acquired Fund Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in the Declaration of Trust or By-laws and then-current prospectus and statement of additional information.

(ii) The number of Series I, Series II, and Series NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class to be transferred by the net asset value per share of the shares of the Acquiring Fund to be exchanged for each such class of shares of the Acquired Fund, in each case as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Acquiring Fund Custodian and the Acquired Fund Custodian in accordance with their regular practice as pricing agents for the Acquiring Fund and the Acquired Fund, respectively.

2.	Representations and Warranties of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.    JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.    JHVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.    The current prospectus of JHVIT dated May 1, 2017, as supplemented, and the current statement of additional information of JHVIT dated May 1, 2017, as it relates to the Acquiring Fund, as supplemented, and as it may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.    JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.    The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2016, which have been audited by the independent registered public accounting firm retained by JHVIT fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for the period indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.    The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series).

(g) Authority Relative to this Plan.    JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.    There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2016 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.    Since December 31, 2016, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation.    There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.    No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l) Taxes.    All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2015, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The

Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.    Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.    JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.    JHVIT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.    The current prospectus of JHVIT dated May 1, 2017, as supplemented, and the current statement of additional information of JHVIT dated May 1, 2017, as it relates to the Acquired Fund, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.    JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.    The financial statements of the Acquired Fund for the fiscal year ended December 31, 2016, which have been audited by the independent registered public accounting firm retained by JHVIT fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for the period indicated in accordance with GAAP.

(f) Authority Relative to this Plan.    JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.    There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2016 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.    Since December 31, 2016, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation.    There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.    JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) that will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.    All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2015, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.    Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement.    On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement: (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”); and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “SAI”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.    JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.    Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders.    JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.    With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.    In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and SAI). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired

Fund: (i) will comply in all material respects with the provisions of the Securities Act and the Regulations; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and SAI, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or SAI made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or SAI as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.    JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.    Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.    As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code (if any).

6.	Conditions Precedent to Obligations of JHVIT on Behalf of the Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.    This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.    With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2016.

(c) Regulatory Approval.    The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions.    JHVIT shall have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT, that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and SAI, and on such other written representations verified as of the Effective Time of the Reorganization.

7.	Conditions Precedent to Obligations of JHVIT on Behalf of the Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.    The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.    With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the

Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2016.

(c) Portfolio Securities.    All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by a subadvisor for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.    The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.    JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions.    JHVIT shall have received the Tax Opinions.

(g) Financial Statements.    The financial statements of JHVIT for the fiscal year ended December 31, 2016 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2016.

8.	Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments.    JHVIT may, by an instrument in writing authorized by the Board, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made that substantially changes the terms hereof.

(b) Waivers.    At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it; (i) waive any inaccuracies in the representations and warranties made to it or such Fund or series contained herein; and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or series contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c) Termination.    This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that either the Board or one or more of the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds, or for any other reason.

(d) Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on November 1, 2018 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.    No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

The expenses of each Reorganization will be borne as follows: American New World Trust and Value Trust will each bear 100% of the expenses of its corresponding Reorganization and JHIMS will bear 100% of the expenses of the Reorganization of Core Strategy Trust. If the Reorganization is not consummated as to the Acquired Fund or the Acquiring Fund, the expenses of the Reorganization as to that Acquired Fund or the Acquiring Fund, as applicable, will be paid by JHIMS. Such expenses include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Fund, the Acquiring Fund and JHVIT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHVIT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated January 22, 2016, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No series of JHVIT shall be liable for claims against any other series of JHVIT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of each Acquired Fund

BY:
Name:
Title:

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of each Acquiring Fund

BY:
Name:
Title:

For purposes of Section 9 only:
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:
Name:
Title:

Appendix B

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each fund for the past five years ended December 31, 2016. Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2016 (File Nos. 2-94157 and 811-04146) have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

American New World Trust

Per share operating performance for a share outstanding throughout each period

												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2016	11.05	0.05	[3]	0.50	0.55	(0.04)	(0.45)	—	(0.49)	11.11	4.93	0.68	[4]	0.67	[4]	0.45	[3]	36	9
12-31-2015	13.22	0.02	[3]	(0.56)	(0.54)	(0.02)	(1.61)	—	(1.63)	11.05	(3.66)	0.68	[4]	0.68	[4]	0.19	[3]	31	15
12-31-2014	14.89	0.10	[3]	(1.28)	(1.18)	(0.08)	(0.41)	—	(0.49)	13.22	(8.21)	0.67	[4]	0.66	[4]	0.68	[3]	16	20
12-31-2013	13.55	0.16	[3]	1.31	1.47	(0.13)	—	—	(0.13)	14.89	10.89	0.67	[4]	0.67	[4]	1.16	[3]	15	11
12-31-2012	11.61	0.08	[3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[3]	10	7
Series II
12-31-2016	11.05	0.02	[3]	0.52	0.54	(0.03)	(0.45)	—	(0.48)	11.11	4.77	0.83	[4]	0.79	[4]	0.22	[3]	41	9
12-31-2015	13.21	—	[3,5]	(0.55)	(0.55)	—	(1.61)	—	(1.61)	11.05	(3.73)	0.83	[4]	0.82	[4]	(0.02)[3]		44	15
12-31-2014	14.88	0.05	[3]	(1.25)	(1.20)	(0.06)	(0.41)	—	(0.47)	13.21	(8.37)	0.82	[4]	0.81	[4]	0.37	[3]	53	20
12-31-2013	13.54	0.10	[3]	1.35	1.45	(0.11)	—	—	(0.11)	14.88	10.74	0.82	[4]	0.82	[4]	0.75	[3]	64	11
12-31-2012	11.61	0.05	[3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[3]	68	7
Series III
12-31-2016	11.02	0.08	[3]	0.50	0.58	(0.08)	(0.45)	—	(0.53)	11.07	5.20	0.33	[4]	0.32	[4]	0.74	[3]	2	9
12-31-2015	13.18	0.06	[3]	(0.55)	(0.49)	(0.06)	(1.61)	—	(1.67)	11.02	(3.24)	0.33	[4]	0.32	[4]	0.47	[3]	1	15
12-31-2014	14.86	0.13	[3]	(1.27)	(1.14)	(0.13)	(0.41)	—	(0.54)	13.18	(7.95)	0.32	[4]	0.31	[4]	0.91	[3]	2	20
12-31-2013	13.51	0.16	[3]	1.37	1.53	(0.18)	—	—	(0.18)	14.86	11.36	0.32	[4]	0.32	[4]	1.12	[3]	2	11
12-31-2012	11.58	0.11	[3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[3]	3	7

1	Based on average daily shares outstanding.

2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

4	Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.79%, 0.78%, 0.78%, 0.79% and 0.78% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.

5	Less than $0.005 per share.

Core Strategy Trust

Per share operating performance for a share outstanding throughout each period

												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Series I
12-31-2016	14.09	0.28	[3]	0.72	1.00	(0.29)	(0.61)	—	(0.90)	14.19	7.11	0.11	[4]	0.11	[4]	1.99	[3]	122		4
12-31-2015	14.95	0.31	[3]	(0.34)	(0.03)	(0.31)	(0.52)	—	(0.83)	14.09	(0.11)	0.11	[4]	0.11	[4]	2.06	[3]	122		6
12-31-2014	14.48	0.29	[3]	0.60	0.89	(0.30)	(0.12)	—	(0.42)	14.95	6.11	0.11	[4]	0.11	[4]	1.92	[3]	135		5
12-31-2013	13.58	0.01	[3]	2.55	2.56	(0.08)	(1.58)	—	(1.66)	14.48	19.16	0.12	[4]	0.12	[4]	0.06	[3]	142		8	[5]
12-31-2012	12.40	0.43	[3]	1.12	1.55	(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[6]	110	[7]
Series II
12-31-2016	14.14	0.26	[3]	0.72	0.98	(0.26)	(0.61)	—	(0.87)	14.25	6.96	0.31	[4]	0.31	[4]	1.79	[3]	3,329		4
12-31-2015	15.01	0.29	[3]	(0.36)	(0.07)	(0.28)	(0.52)	—	(0.80)	14.14	(0.37)	0.31	[4]	0.31	[4]	1.88	[3]	3,371		6
12-31-2014	14.54	0.26	[3]	0.60	0.86	(0.27)	(0.12)	—	(0.39)	15.01	5.91	0.31	[4]	0.31	[4]	1.75	[3]	3,658		5
12-31-2013	13.62	0.20	[3]	2.35	2.55	(0.05)	(1.58)	—	(1.63)	14.54	19.03	0.32	[4]	0.32	[4]	1.36	[3]	3,804		8	[5]
12-31-2012	12.44	0.32	[3]	1.21	1.53	(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[7]
Series NAV
12-31-2016	14.10	0.30	[3]	0.70	1.00	(0.29)	(0.61)	—	(0.90)	14.20	7.16	0.06	[4]	0.06	[4]	2.11	[3]	170		4
12-31-2015	14.96	0.33	[3]	(0.35)	(0.02)	(0.32)	(0.52)	—	(0.84)	14.10	(0.06)	0.06	[4]	0.06	[4]	2.21	[3]	156		6
12-31-2014	14.49	0.32	[3]	0.58	0.90	(0.31)	(0.12)	—	(0.43)	14.96	6.15	0.06	[4]	0.06	[4]	2.13	[3]	159		5
12-31-2013	13.58	0.28	[3]	2.30	2.58	(0.09)	(1.58)	—	(1.67)	14.49	19.28	0.07	[4]	0.07	[4]	1.91	[3]	133		8	[5]
12-31-2012	12.40	0.39	[3]	1.17	1.56	(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[7]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 0.59%, 0.53% - 0.59%, 0.53% - 0.59%, 0.50% - 0.64% and 0.49% - 0.59% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
5	Excludes merger activity.
6	Less than $500,000.
7	Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust.

Emerging Markets Value Trust

Per share operating performance for a share outstanding throughout each period

											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Series I
12-31-2016	7.04	0.12	1.15	1.27	(0.17)	—	—	(0.17)	8.14	18.00	1.13		1.12		1.51		3		22
12-31-2015	8.91	0.15	(1.85)	(1.70)	(0.17)	—	—	(0.17)	7.04	(19.08)	1.10		1.09		1.73		2		20
12-31-2014	9.92	0.17	(0.65)	(0.48)	(0.18)	(0.35)	—	(0.53)	8.91	(5.50)	1.13		1.12		1.68		3		17
12-31-2013	10.74	0.13	(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13		1.12		1.25		4		9
12-31-2012	9.86	0.14	1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13		1.13		1.31		9		14
Series II
12-31-2016	7.05	0.10	1.14	1.24	(0.15)	—	—	(0.15)	8.14	17.62	1.33		1.32		1.33		—	[6]	22
12-31-20153	9.48	0.10	(2.37)	(2.27)	(0.16)	—	—	(0.16)	7.05	(24.01)[4]	1.30	[5]	1.29	[5]	2.13	[5]	—	[6]	20	[7]
Series NAV
12-31-2016	7.03	0.12	1.15	1.27	(0.17)	—	—	(0.17)	8.13	18.08	1.07		1.06		1.67		608		22
12-31-2015	8.90	0.14	(1.83)	(1.69)	(0.18)	—	—	(0.18)	7.03	(19.05)	1.05		1.04		1.72		660		20
12-31-2014	9.90	0.17	(0.63)	(0.46)	(0.19)	(0.35)	—	(0.54)	8.90	(5.36)	1.08		1.07		1.70		824		17
12-31-2013	10.72	0.14	(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08		1.07		1.37		1,078		9
12-31-2012	9.85	0.14	1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08		1.08		1.34		1,115		14

1	Based on average daily shares outstanding.

2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

3	The inception date for Series II shares is 5-27-15.

4	Not annualized.

5	Annualized.

6	Less than $500,000.

7	Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.

Lifestyle Growth PS Series

Per share operating performance for a share outstanding throughout each period

												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Series I
12-31-2016	14.23	0.463	0.56	1.02	(0.27)	(0.45)	—	(0.72)	14.53	7.23		0.11	[4]	0.11	[4]	3.16	[3]	93		12	[5]
12-31-2015	14.85	0.323	(0.34)	(0.02)	(0.32)	(0.28)	—	(0.60)	14.23	(0.12)		0.11	[4]	0.11	[4]	2.11	[3]	39		9
12-31-2014	14.51	0.393	0.51	0.90	(0.32)	(0.24)	—	(0.56)	14.85	6.17		0.11	[4]	0.11	[4]	2.61	[3]	37		18
12-31-20136	14.31	0.023	0.39 [7]	0.41	(0.19)	(0.02)	—	(0.21)	14.51	2.88	[8]	0.14	[4,9]	0.12	[4,9]	0.11	[3,8]	4		46	[10]
Series II
12-31-2016	14.25	0.343	0.66	1.00	(0.25)	(0.45)	—	(0.70)	14.55	7.02		0.31	[4]	0.31	[4]	2.35	[3]	2,889		12	[5]
12-31-2015	14.86	0.293	(0.33)	(0.04)	(0.29)	(0.28)	—	(0.57)	14.25	(0.25)		0.31	[4]	0.31	[4]	1.93	[3]	1,904		9
12-31-2014	14.53	0.343	0.52	0.86	(0.29)	(0.24)	—	(0.53)	14.86	5.88		0.31	[4]	0.31	[4]	2.31	[3]	1,873		18
12-31-2013	12.75	0.233	2.16	2.39	(0.17)	(0.44)	—	(0.61)	14.53	18.86		0.34	[4]	0.34	[4]	1.65	[3]	297		46
12-31-2012	11.44	0.093	1.33	1.42	(0.08)	(0.03)	—	(0.11)	12.75	12.45		0.39	[4,11]	0.39	[4]	0.75	[3]	175		45	[12]
Series NAV
12-31-2016	14.23	0.523	0.50	1.02	(0.28)	(0.45)	—	(0.73)	14.52	7.21		0.06	[4]	0.06	[4]	3.59	[3]	109		12	[5]
12-31-2015	14.84	0.433	(0.43)	— [13]	(0.33)	(0.28)	—	(0.61)	14.23	—	[14]	0.06	[4]	0.06	[4]	2.93	[3]	30		9
12-31-2014	14.50	0.753	0.16	0.91	(0.33)	(0.24)	—	(0.57)	14.84	6.22		0.06	[4]	0.06	[4]	5.02	[3]	12		18
12-31-20136	14.31	0.193	0.22 [7]	0.41	(0.20)	(0.02)	—	(0.22)	14.50	2.86	[8]	0.09	4.4,9	0.08	[4,9]	1.33	[3,8]	—	[15]	46	[10]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 0.59%, 0.53% - 0.59%, 0.53% - 0.59%, 0.50% - 0.63% and 0.49% - 1.10% for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
5	Excludes merger activity.
6	The inception date for Series I and Series NAV shares is 11-1-13.
7	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 1-1-13 to 12-31-13.
11	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
12	Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust.
13	Less than $0.005 per share.
14	Less than 0.005%.
15	15 Less than $500,000.

Mid Cap Index Trust

Per share operating performance for a share outstanding throughout each period

											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2016	19.66	0.25	3.56	3.81	(0.24)	(1.91)	—	(2.15)	21.32	20.11	0.56	0.45	1.24	805	22
12-31-2015	22.29	0.24	(0.83)	(0.59)	(0.22)	(1.82)	—	(2.04)	19.66	(2.59)	0.56	0.45	1.10	661	23
12-31-2014	21.82	0.23	1.79	2.02	(0.22)	(1.33)	—	(1.55)	22.29	9.35	0.56	0.46	1.05	679	14
12-31-2013	17.45	0.21	5.50	5.71	(0.22)	(1.12)	—	(1.34)	21.82	33.03	0.55	0.45	1.02	657	14
12-31-2012	16.75	0.16	2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55	0.49	0.91	453	8
Series II
12-31-2016	19.58	0.21	3.56	3.77	(0.20)	(1.91)	—	(2.11)	21.24	19.92	0.76	0.65	1.03	68	22
12-31-2015	22.22	0.20	(0.84)	(0.64)	(0.18)	(1.82)	—	(2.00)	19.58	(2.80)	0.76	0.65	0.89	63	23
12-31-2014	21.76	0.19	1.77	1.96	(0.17)	(1.33)	—	(1.50)	22.22	9.12	0.76	0.66	0.84	71	14
12-31-2013	17.41	0.16	5.49	5.65	(0.18)	(1.12)	—	(1.30)	21.76	32.76	0.75	0.65	0.81	82	14
12-31-2012	16.71	0.12	2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75	0.70	0.69	74	8
Series NAV
12-31-2016	19.65	0.26	3.57	3.83	(0.25)	(1.91)	—	(2.16)	21.32	20.17	0.51	0.40	1.30	134	22
12-31-2015	22.29	0.25	(0.84)	(0.59)	(0.23)	(1.82)	—	(2.05)	19.65	(2.54)	0.51	0.40	1.15	105	23
12-31-2014	21.82	0.25	1.78	2.03	(0.23)	(1.33)	—	(1.56)	22.29	9.40	0.51	0.41	1.11	106	14
12-31-2013	17.45	0.22	5.50	5.72	(0.23)	(1.12)	—	(1.35)	21.82	33.09	0.50	0.40	1.06	88	14
12-31-2012	16.75	0.12	2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50	0.47	0.66	59	8

1	Based on average daily shares outstanding.

2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Value Trust

Per share operating performance for a share outstanding throughout each period

											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2016	20.16	0.31	2.74	3.05	(0.15)	(1.89)	—	(2.04)	21.17	15.76	0.79	0.78	1.56	471	35
12-31-2015	25.74	0.14	(2.29)	(2.15)	(0.13)	(3.30)	—	(3.43)	20.16	(8.89)	0.78	0.77	0.57	493	26
12-31-2014	25.95	0.14	2.39	2.53	(0.12)	(2.62)	—	(2.74)	25.74	9.82	0.78	0.77	0.53	600	49
12-31-2013	19.31	0.15	6.68	6.83	(0.19)	—	—	(0.19)	25.95	35.40	0.79	0.79	0.64	523	42
12-31-2012	16.58	0.20	2.68	2.88	(0.15)	—	—	(0.15)	19.31	17.42	0.82	0.81	1.11	409	24
Series II
12-31-2016	20.07	0.28	2.72	3.00	(0.11)	(1.89)	—	(2.00)	21.07	15.57	0.99	0.98	1.38	26	35
12-31-2015	25.65	0.09	(2.29)	(2.20)	(0.08)	(3.30)	—	(3.38)	20.07	(9.12)	0.98	0.97	0.37	26	26
12-31-2014	25.87	0.09	2.38	2.47	(0.07)	(2.62)	—	(2.69)	25.65	9.61	0.98	0.97	0.33	33	49
12-31-2013	19.26	0.10	6.66	6.76	(0.15)	—	—	(0.15)	25.87	35.10	0.99	0.99	0.44	36	42
12-31-2012	16.54	0.16	2.68	2.84	(0.12)	—	—	(0.12)	19.26	17.18	1.02	1.01	0.87	30	24
Series NAV
12-31-2016	20.13	0.32	2.73	3.05	(0.16)	(1.89)	—	(2.05)	21.13	15.78	0.74	0.73	1.58	32	35
12-31-2015	25.71	0.15	(2.29)	(2.14)	(0.14)	(3.30)	—	(3.44)	20.13	(8.86)	0.73	0.72	0.63	35	26
12-31-2014	25.92	0.15	2.39	2.54	(0.13)	(2.62)	—	(2.75)	25.71	9.88	0.73	0.72	0.57	31	49
12-31-2013	19.29	0.16	6.67	6.83	(0.20)	—	—	(0.20)	25.92	35.44	0.74	0.74	0.68	33	42
12-31-2012	16.56	0.21	2.68	2.89	(0.16)	—	—	(0.16)	19.29	17.50	0.77	0.76	1.14	24	24

1	Based on average daily shares outstanding.

2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

JOHN HANCOCK VARIABLE INSURANCE TRUST
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the voting instruction form below.
	3)	Sign and date the voting instruction form.
	4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32484-Z70925 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		For	Against	Abstain

1.	Approval of Agreement and Plan of Reorganization providing for the reorganization of Core Strategy Trust into Lifestyle Growth PS Series.	☐	☐	☐
(Only shareholders of Core Strategy Trust will vote on the Proposal)

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

CONSOLIDATED ID TEMPLATE V1

E32485-Z70925

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

CORE STRATEGY TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST

CORE STRATEGY TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. , Eastern Time, October 19, 2017, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of August 21, 2017. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON OCTOBER 18, 2017 TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 19, 2017.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the voting instruction form below.
	3)	Sign and date the voting instruction form.
	4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32486-Z70925 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		For	Against	Abstain

2.	Approval of Agreement and Plan of Reorganization providing for the reorganization of Value Trust into Mid Cap Index Trust.	☐	☐	☐
(Only shareholders of Value Trust will vote on this Proposal)

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

CONSOLIDATED ID TEMPLATE V1

E32487-Z70925

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

VALUE TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST

VALUE TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, October 19, 2017, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of August 21, 2017. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON OCTOBER 18, 2017 TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 19, 2017.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the voting instruction form below.
	3)	Sign and date the voting instruction form.
	4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32488-Z70925 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		For	Against	Abstain

3.	Approval of Agreement and Plan of Reorganization providing for the reorganization of American New World Trust into Emerging Markets Value Trust.	☐	☐	☐
(Only shareholders of American New World Trust will vote on the Proposal)

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

CONSOLIDATED ID TEMPLATE V1

E32489-Z70925

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

AMERICAN NEW WORLD TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST

AMERICAN NEW WORLD TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, October 19, 2017, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of August 21, 2017. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON OCTOBER 18, 2017 TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 19, 2017.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

STATEMENT OF ADDITIONAL INFORMATION

Dated: September 14, 2017

This Statement of Additional Information is available to the shareholders of each of the series or fund of John Hancock Variable Insurance Trust (“JHVIT”) listed below as an “Acquired Fund” in connection with the proposed reorganization providing for each combination of the Acquired Fund into the corresponding JHVIT fund listed below as an “Acquiring Fund” (each, a “Reorganization” and, together, the “Reorganizations”).

Acquired Fund	Acquiring Fund

Core Strategy Trust	Lifestyle Growth PS Series

Value Trust	Mid Cap Index Trust

American New World Trust	Emerging Markets Value Trust

This Statement of Additional Information is not a prospectus but should be read in conjunction with JHVIT’s Proxy Statement/Prospectus dated September 14, 2017 for the Special Meeting of Shareholders of the Acquired Funds to be held on October 19, 2017. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHVIT at the address above or by calling the following toll free telephone number: (800) 344-1029.

Statement of Additional Information of JHVIT dated May 1, 2017, as supplemented, relating to the Acquired Funds and the Acquiring Funds.

Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2016, relating to the Acquired Funds and the Acquiring Funds.

Pro forma Financial Information for each Reorganization.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-04146):

1.	The Statement of Additional Information of JHVIT dated May 1, 2017, as supplemented, relating to the Acquired Funds and the Acquiring Funds.

2.	The Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2016, relating to the Acquired Funds and the Acquiring Funds, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHVIT’s Annual Report to Shareholders dated December 31, 2016 filed with the SEC on Form N-CSR on March 7, 2017, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Funds.

PRO FORMA FINANCIAL INFORMATION

Combination of Core Strategy Trust into Lifestyle Growth PS Series

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of Core Strategy Trust and Lifestyle Growth PS Series for the period ended December 31, 2016, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2016 is intended to present ratios and supplemental data as if the merger of Core Strategy Trust, or Acquired Fund, into Lifestyle Growth PS Series, or Acquiring Fund (collectively, the “Funds”), had been consummated at December 31, 2015. The expense ratios presented for the Acquired Fund and Acquiring Fund for the period ended December 31, 2016 are the actual expense ratios incurred by the Funds. The expense ratios presented for the Acquiring Fund on a pro forma basis are what is estimated to have been incurred for the period ended December 31, 2016. The merger is intended to consolidate the Acquired and Acquiring Funds, each of which operates as a fund of funds.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodian. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.04% and 0.04%, respectively, for the 12-month period ended December 31, 2016.

As of December 31, 2016, the net assets of: (i) the Acquired Fund were $3,621,234,848; and (ii) the Acquiring Fund were $3,091,014,921. The net assets of the combined fund as of December 31, 2016 would have been $6,712,249,769, reflecting a reduction of $0.00 due to the fact that John Hancock Investment Management Services LLC, the Fund’s investment advisor (“JHIMS”) will bear 100% of the estimated Reorganization costs (legal, accounting, printing, solicitation and tabulation of proxies, and portfolio trading costs).

On a pro forma basis, for the 12-month period ended December 31, 2016, this proposed reorganization would result in a decrease in combined other operating expenses (including audit fees) of $38,056, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease (less than 0.01% of net assets).

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

At December 31, 2016, Core Strategy Trust and Lifestyle Growth PS Series did not have any capital loss carryforwards. The Reorganization is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund.

Prior to the Reorganization, Core Strategy Trust anticipates that it will not sell any of its investments and will transfer all of its securities to Lifestyle Growth PS Series.

The estimated reorganization costs of $146,519 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: JHIMS will bear 100% of such expenses. JHIMS is paying the costs of the Reorganization because both Funds have similar expense ratios and performance records and JHIMS is benefitting from the Reorganization by reducing the number of funds it manages. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

Combination of Value Trust into Mid Cap Index Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of Value Trust and Mid Cap Index Trust for the period ended December 31, 2016, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2016 is intended to present ratios and supplemental data as if the merger of Value Trust, or Acquired Fund, into Mid Cap Index Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at December 31, 2015. The expense ratios presented for the Acquired Fund and Acquiring Fund for the period ended December 31, 2016 are the actual expense ratios incurred by the

Funds. The expense ratios presented for the Acquiring Fund on a pro forma basis are what is estimated to have been incurred for the period ended December 31, 2016. The merger is intended to consolidate the Acquired and Acquiring Funds, each of which invests in mid-cap equity securities.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodian. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.69% and 0.37%, respectively, for the 12-month period ended December 31, 2016.

As of December 31, 2016, the net assets of: (i) the Acquired Fund were $528,451,503; and (ii) the Acquiring Fund were $1,006,286,909. The net assets of the combined fund as of December 31, 2016 would have been $1,534,425,345, reflecting a reduction of $313,067 due to estimated reorganization costs (legal, accounting, printing, solicitation and tabulation of proxies, and portfolio trading costs).

On a pro forma basis, for the 12-month period ended December 31, 2016, this proposed reorganization would result in a $1,249,728 decrease in the combined management fees charged, and a decrease in combined other operating expenses (including audit fees) of $38,566, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease (or 0.09% of net assets).

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

At December 31, 2016, Value Trust and Mid Cap Index Trust did not have any capital loss carryforwards. The Reorganization is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund.

Prior to the Reorganization, Value Trust anticipates that it will sell approximately 96% of its investments and invest the proceeds of such sales in securities in which Mid Cap Index Trust invests. Sales of portfolio securities by Value Trust are expected to result in brokerage commissions or other transaction costs of approximately $243,420 (0.05% of net assets) and expected to generate a realized depreciation on investments of approximately $80,175,716.

The estimated reorganization costs of $313,067 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: the Acquired Fund will bear 100% of such expenses. The Acquired Fund is paying the costs of the Reorganization because it is expected to benefit from the Reorganization through lower expenses and the potential for improved performance. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

Combination of American New World Trust into Emerging Markets Value Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of American New World Trust and Emerging Markets Value Trust for the period ended December 31, 2016, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2016 is intended to present ratios and supplemental data as if the merger of American New World Trust, or Acquired Fund, into Emerging Markets Value Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at December 31, 2015. The expense ratios presented for the Acquired Fund and Acquiring Fund for the period ended December 31, 2016 are the actual expense ratios incurred by the Funds. The expense ratios presented for the Acquiring Fund on a pro forma basis are what is estimated to have been incurred for the period ended December 31, 2016. The merger is intended to consolidate the Acquired and Acquiring Funds, each of which invests in emerging markets equity securities.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodian. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund operates as a feeder fund and invests substantially all of its assets in New World Fund, a series of American Funds Insurance Series (the “Master Fund”). Accordingly, the Acquired Fund does not use an investment advisor and therefore did not directly pay any advisory fees for the 12-month period ended December 31, 2016, while the Master Fund, which does use an investment adviser, had an effective advisory fee rate of 0.72% during the period. The Acquiring Fund had an effective advisory fee rate of 0.94% for the 12-month period ended December 31, 2016, which reflects voluntary advisory fee waivers in effect during the period.

As of December 31, 2016, the net assets of: (i) the Acquired Fund were $78,297,910; and (ii) the Acquiring Fund were $610,594,948. The net assets of the combined fund as of December 31, 2016 would have been $688,834,023, reflecting a reduction of $58,835 due to estimated reorganization costs (legal, accounting, printing, solicitation and tabulation of proxies, and portfolio trading costs).

On a pro forma basis, for the 12-month period ended December 31, 2016, this proposed reorganization would result in a $159,731 increase in the combined management fees charged, and a decrease in combined other operating expenses (including audit fees) of $414,417, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease (0.03% of net assets).

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

At December 31, 2016, American New World Trust had long-term capital loss carryforwards of $560,688, which do not expire. At December 31, 2016, Emerging Markets Value Trust had long-term capital loss carryforwards of $71,549,044, which do not expire. The Reorganization is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund.

Prior to the Reorganization, American New World Trust anticipates that it will sell all of its investments. The Fund will not incur brokerage costs in connection with selling shares of the Master Fund.

The estimated reorganization costs of $58,835 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: the Acquired Fund will bear 100% of such expenses. The Acquired Fund is paying the costs of the Reorganization because it is expected to benefit from the Reorganization through lower expenses and the potential for improved performance. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.